UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Innodata Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory note: On April 10, 2013, Innodata Inc. (the "Company") filed its Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission. The Company is filing this amended Definitive Proxy Statement on Schedule 14A and related proxy card (the "Amended Proxy Statement") to include a new proposal under Proposal 5 titled "Approval of the Innodata Inc. 2013 Stock Plan." The Company will only distribute, and stockholders will only receive, the Amended Proxy Statement.

Three University Plaza

Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2013

To the Stockholders of Innodata Inc.:

The Annual Meeting of Stockholders of Innodata Inc. (the "Company") will be held at Innodata Inc., Three University Plaza, Hackensack, New Jersey 07601 at 11:00 A.M. on June 4, 2013, for the following purposes:

(1)	To elect seven directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2)	To ratify the selection and appointment by the Company's Board of Directors of CohnReznick LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2013;

(3)	To approve, on an advisory basis, the Company’s executive compensation;

(4)	To approve the Company’s Rights Agreement;

(5)	To approve the Innodata Inc. 2013 Stock Plan; and

(6)	To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2012 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on April 8, 2013 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at Three University Plaza, Hackensack, New Jersey 07601.

By Order of the Board of Directors

/s/ Amy R. Agress

Amy R. Agress
Vice President, General Counsel and Secretary

Hackensack, New Jersey

April 18, 2013

All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, please sign and date the enclosed form of Proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States. Any person giving a Proxy has the power to revoke it at any time prior to its exercise and if present at the Meeting may withdraw it and vote in person.

Voting in Person at the Meeting

Registered holders can vote in person. Beneficial owners must obtain a proxy from their brokerage firm, bank, or other holder of record and present it to the inspector of elections with their ballot in order to be able to vote shares in person at the meeting. Voting in person will replace any previous votes submitted by Proxy.

Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.

Important Notice Regarding the Availability of Proxy Materials for the

2013 Annual Meeting of Stockholders to be held on June 4, 2013

We have elected to provide access to our Proxy materials both by sending you this full set of Proxy materials, including a Proxy card, and by notifying you of the availability of our Proxy materials on the Internet.

This Proxy Statement and the 2012 Annual Report are available on the Internet at: http://www.innodata.com/proxy

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INNODATA INC.

Three University Plaza

Hackensack, New Jersey 07601

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Innodata Inc. (the "Company") of Proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at Innodata Inc., Three University Plaza, Hackensack, New Jersey 07601 at 11:00 A.M. on June 4, 2013 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and accompanying Proxy are being mailed on or about May 3, 2013 to all stockholders of record on April 8, 2013 (the "Record Date").

Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. The Company has an arrangement with Eagle Rock Proxy Advisors in connection with the solicitation of Proxies. Following the mailing of the Proxy materials, solicitation of Proxies may be made by Eagle Rock Proxy Advisors, and officers and employees of the Company by mail, telephone, facsimile, electronic communication or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy and, as to any other matter properly coming before the Meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Unless contrary instructions are given by stockholders, persons named in the Proxy intend to vote the shares represented by such Proxies for the election of the seven nominees for director named herein, for the selection of CohnReznick LLP as independent auditors, for the approval, on an advisory basis, of the Company’s executive compensation as disclosed in these materials, for the approval of the Company’s Rights Agreement, and for the approva1 of the Innodata Inc. 2013 Stock Plan . The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 2,682,582 votes, or approximately 10.75% of the total number of votes eligible to be cast at the Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

VOTING SECURITIES

Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 24,964,709 outstanding shares of common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

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PROPOSAL 1. ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy for the election as directors of Jack S. Abuhoff, Haig S. Bagerdjian, Louise C. Forlenza, Stewart R. Massey, Todd H. Solomon, Anthea C. Stratigos and Andargachew S. Zelleke to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Each of the nominees named below currently serves as a director of the Company and was elected at the Annual Meeting of Stockholders held on June 5, 2012. The Company has no reason to believe that any of the nominees will become unavailable to serve as director for any reason before the Meeting. However, in the event that any of them shall become unavailable, each of the persons designated as proxy reserves the right to substitute another person of his or her choice when voting at the Meeting. Below is the biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

Jack S. Abuhoff, age 52, has been President and Chief Executive Officer of the Company since September 15, 1997, and a director of the Company since its founding in 1988. Mr. Abuhoff has been the Chairman of the Company’s Board of Directors since May 2001. From 1995 to 1997 he was Chief Operating Officer of Charles River Corporation, an international systems integration and outsourcing firm. From 1992 to 1994, Mr. Abuhoff was employed by Chadbourne & Parke, LLP, in connection with its joint venture with Goldman Sachs to develop capital projects in China. Mr. Abuhoff is a trustee on the Board of Trustees of the Harvard Law School Association of New Jersey. He practiced international corporate law at White & Case LLP from 1986 to 1992. Mr. Abuhoff holds an A.B. degree in English from Columbia College (1983), and a J.D. degree from Harvard Law School (1986).

Key Experience, Attributes and Skills

Mr. Abuhoff has knowledge of the Company, its clients and the industries the Company serves, both from an historical and a current perspective, as well as leadership and management skills, international experience, and experience in providing outsourced services.

Haig S. Bagerdjian, age 56, has served as one of the Company’s directors since June 2001. He has also been Chairman of the Board of Point.360 (Nasdaq: PTSX), a provider of video and film asset management services to owners, producers and distributors of entertainment and advertising content, since September 2001, and its President and Chief Executive Officer since October 2002. From 1991 to 2002, Mr. Bagerdjian served in various executive management positions at Syncor International Corporation (Nasdaq: SCOR), a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, including: Executive Vice President, President and Chief Executive Officer of Syncor Overseas, Ltd., Chairman and Chief Executive Officer of Syncor Pharmaceuticals, Inc., Chief Legal Officer, and Senior Vice President, Business Development. Mr. Bagerdjian also served as a director of Advanced Machine Vision Corporation (Nasdaq: AMVC) from 1997 until 2001. Mr. Bagerdjian received a B.A. degree in International Relations and Slavic Languages and Literature, and Certificates in Russian Studies, Strategic Defense and National Security, from the University of Southern California (1983), and a J.D. degree from Harvard Law School (1986). He is admitted to the State Bar of California.

Key Experience, Attributes and Skills

Mr. Bagerdjian has leadership experience as a Chairman, CEO and President of a public company. He has public company board experience, as well as experience in international operations, mergers and acquisitions, compensation and governance, and provides diversity of background and viewpoint.

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Louise C. Forlenza, age 63, has served as one of the Company’s directors since October 2002. From 1994 to the present, Ms. Forlenza has been providing audit consultancy, management advisory, and tax planning services to a diverse group of corporate clients. From 1987 through 1992, she was the Chief Financial Officer and Chief Operating Officer of Intercontinental Exchange Partners, an international foreign exchange company, and served as a director and as chair of its International Audit Committee. Prior to joining Intercontinental, Ms. Forlenza was Chief Financial Officer of Bierbaum-Martin, a foreign exchange firm. Ms. Forlenza participates actively in various not-for-profit and philanthropic organizations including as benefit chair for Greenwich Hospital and as Director and Treasurer of The Acting Company, a New York City-based promoter of arts and literacy founded in 1972 by actor John Houseman. Ms. Forlenza also serves on the executive, compensation and finance committees of The Acting Company. She is a Certified Public Accountant and served on the faculty of the accounting department of Iona College from 1981 to 1982. Ms. Forlenza received a B.B.A. degree in Accounting from Iona College (1971).

Key Experience, Attributes and Skills

Ms. Forlenza satisfies the financial literacy requirements of Nasdaq and has been determined to be an “audit committee financial expert” under the SEC’s rules and regulations. A Certified Public Accountant and a former CFO, she has a background in accounting, audit, tax planning and foreign exchange planning, and provides diversity of background and viewpoint.

Stewart R. Massey, age 56, has served as one of the Company’s directors since March 2009. Mr. Massey co-founded Massey, Quick and Co. LLC in 2004 after a 24-year career on Wall Street. Massey Quick currently oversees in excess of $3.0 billion in investment assets for endowments, foundations and wealthy families. He joined Morgan Stanley’s Private Client Group in 1983 after four years with Dean Witter Reynolds.  From 1988 through 1993, he was based in Hong Kong and led Morgan Stanley’s private client businesses in Asia, Australia, and Japan. Mr. Massey was Head of Japanese Equity Sales in New York from 1993 through 1996, and returned to Tokyo as Head of Institutional Equity Sales and Global Head of Japanese Equities in 1996. Mr. Massey served as President and CEO of Robert Fleming, Inc. in 1997 and 1998.  At Fleming, he had regional responsibility for equity sales and trading, research, capital markets, investment banking, and asset management in the Americas, serving on the Board of Directors and Executive Committee of the parent company in London. Mr. Massey returned to Morgan Stanley in September of 1998 as a Managing Director and Head of Institutional Sales, Marketing, and Product Development for the firm’s prime brokerage business. He later served as the senior relationship manager for a number of Morgan Stanley’s most prominent institutional global clients. Mr. Massey holds a B.A. degree in History from The College of Wooster (1974), where he has served as a Trustee since 1987.  As a member of Wooster’s Board of Trustees, he was Chair of the Investment Committee and a member of the Executive Committee for 15 years.  Mr. Massey serves on the investment committees of Hobart and William Smith Colleges, The Visiting Nurse Association of Somerset Hills and St. Mary’s Abbey Delbarton. Mr. Massey was honored as one of the top 100 independent investment advisors in America by Barron’s Magazine in 2010 and 2011.

Key Experience, Attributes and Skills

Mr. Massey has leadership experience as a CEO and a senior executive officer. He has financial management expertise, as well as compensation, mergers and acquisitions, investment advisory, board, governance and international experience, and provides diversity of background and viewpoint.

Todd H. Solomon, age 51, has served as one of the Company’s directors since October 2008. Since founding Innodata in 1988, Mr. Solomon served as a director and officer of the company at various times through 2005. He is a private investor, investment manager and venture capitalist and divides his time between Las Vegas, Bangkok, Thailand and Bali, Indonesia. Mr. Solomon holds an A.B. degree in History and Physics from Columbia College (1986).

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Key Experience, Attributes and Skills

As former CEO of the Company, Mr. Solomon has leadership experience, international operations experience, and knowledge about the industries the Company serves. In addition, he brings investment, foreign exchange and compensation experience, as well as financial expertise.

Anthea C. Stratigos, age 52, has served as one of the Company’s directors since March 2009. Ms. Stratigos is co-founder and CEO of Outsell, Inc. (founded in 1994), a leading research and advisory firm that focuses exclusively on the information and publishing industries, providing analysis and recommendations for high-level executives regarding markets, trends, benchmarks and best practices. She is Outsell’s primary spokesperson, and chairs Outsell’s Leadership Council, a member-service for CEOs and senior executives of publishing and information-provider firms. Ms. Stratigos holds a B.S. degree in Communication from Stanford University (1983) and graduated from the Executive Marketing Program at Harvard University (1992).

Key Experience, Attributes and Skills

As CEO and founder of Outsell, Ms. Stratigos brings significant current knowledge about the direction and needs of the information and publishing industries, the Company’s primary market, leadership, marketing and entrepreneurial skills, and provides diversity of background and viewpoint.

Andargachew S. Zelleke, age 52 , has served as one of the Company’s directors since June 2012. In July 2011 Dr. Zelleke was appointed the MBA Class of 1962 Senior Lecturer of Business Administration at the Harvard Business School, and presently serves in that role. From July 2007 through June 2011, he was a lecturer in public policy at the Harvard Kennedy School, serving for two of those years as Co-Director of the Harvard Kennedy School’s Center for Public Leadership. Since July 2008, Dr. Zelleke has served as founding Faculty Chair of the Harvard Kennedy School’s Latino Leadership Initiative. From July 2003 through June 2007, Dr. Zelleke was a lecturer at the University of Pennsylvania's Wharton School, where he twice won the Whitney Award for teaching excellence and where he led the development of, and taught in, an executive education program for newly appointed members of public company boards of directors. While a member of the Wharton faculty, Dr. Zelleke was Project Director and a Steering Committee member of the American Academy of Arts and Sciences' Corporate Responsibility initiative, and coeditor of its 2005 book Restoring Trust in American Business (MIT Press); this initiative focused on the responsibilities of various "gatekeepers" — regulators, corporate directors, auditors, business lawyers, investment bankers, and business journalists — in promoting responsible corporate conduct. Dr. Zelleke has written several articles on corporate governance and op-eds on topics in leadership, corporate governance and foreign affairs. He has served as a consultant to leading law firms in relation to three major business litigations and is formerly a business lawyer who practiced law for six years at two large international law firms. Dr. Zelleke received an A.B. in Government from Harvard College (1983) and a J.D. degree from Harvard Law School (1986). He also received an A.M. in Sociology (2000) and a Ph.D. in Organizational Behavior (2003), both from Harvard University. Dr. Zelleke is a member of the State Bar of New York and the Council on Foreign Relations.

Key Experience, Attributes and Skills

Dr. Zelleke has expertise in corporate governance and negotiation as well as experience in corporate law, organizational strategy and leadership development, and provides diversity of background and experience.

There are no family relationships between or among any nominees for director of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE MATTERS

Director Independence

The Board of Directors has determined that Haig S. Bagerdjian, Louise C. Forlenza, Stewart R. Massey, Todd H. Solomon, Anthea C. Stratigos and Andargachew S. Zelleke are independent directors. The independent directors comprise a majority of the Board. The only director who is not independent is Jack S. Abuhoff, the Company’s Chairman, President and Chief Executive Officer (“CEO”). The Company defines independence as meeting the requirements to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2). To assist in determining director independence, the Board of Directors also considers any business relationship with any independent director, including any business entity with which any independent director is affiliated, to determine if there is any material relationship that would impair a director’s independence. In making its determination, the Board of Directors reviewed information provided by each of the directors and information gathered by the Company.

Board Leadership Structure

Chairman of the Board and Chief Executive Officer Positions

The Board of Directors believes that having a combined Chairman of the Board/Chief Executive Officer, independent directors with strong leadership and management experience, an independent director serving as the lead director and Board of Directors committees being comprised solely of independent directors, provides an effective and efficient leadership structure that is appropriate for the Company at the present time. The Chairman/CEO has primary responsibility for managing the business. Combining the leadership role avoids duplication of efforts while strengthening the Chairman/CEO’s ability to provide insight and direction on important strategic initiatives to both management and the independent directors.

Lead Independent Director

Todd H. Solomon currently serves as the Company’s Lead Independent Director. The principal responsibilities of the Lead Independent Director are to:

•	Schedule and preside over executive sessions of the independent directors;
•	Preside over Board of Directors meetings in the absence of the Chairman;
•	Provide input to the Chairman in the preparation of agendas for Board of Directors meetings; and
•	Enhance the effective functioning of the independent directors by facilitating communications and collaboration between and among them.

The Board’s Role in Risk Oversight

The Board of Directors believes that the goal of risk oversight is to identify and assess risks which may affect the Company’s ability to fulfill its business objectives and to formulate plans to mitigate potential effects. The Board of Directors administers its oversight function directly, through both its Audit and Compensation Committees, and through executive management of the Company, as follows:

•	Through Board of Directors discussion on general business strategy and risks that could drive tactical and strategic decisions in the near and long term;
•	Through the Audit Committee with respect to financial risks and risks that may affect the financial situation of the Company;
•	Through the Compensation Committee with respect to risks associated with executive compensation plans and arrangements;
•	Through executive management of the Company with respect to risks which may arise in the ordinary course of business, such as operational, managerial, business, legal, regulatory and reputational risks; and

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•	Through the CEO, in the CEO’s combined role as Chairman, via updates to the Board of Directors during Board of Directors meetings with respect to potential material risks identified by executive management, as is deemed appropriate based on the circumstances.

The Board of Directors believes the various roles of the board committees and executive management in risk oversight described above complement the Board of Directors’ leadership structure described above, including the combination of the Chairman of the Board and Chief Executive Officer positions.

Meetings of the Board of Directors

The Board of Directors meets throughout the year on a set schedule. The Board of Directors also holds special meetings and acts by unanimous written consent from time to time as appropriate. The Board of Directors held nine meetings during the year ended December 31, 2012. Each director attended at least (i) 75% of all of the meetings of the Board of Directors held during the period they served as Director; and (ii) 75% of the meetings of all committees on which he or she served. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company’s annual meeting of stockholders. Two directors attended last year’s annual meeting.

The Board of Directors meets in executive sessions without management, as needed, immediately prior or during its regularly scheduled meetings. The Board of Directors also schedules executive sessions during the year for the independent directors only.

Committees of the Board of Directors

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.innodata.com. Serving on the Committee are Ms. Forlenza and Messrs. Bagerdjian and Solomon. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee: Ms. Forlenza. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls, to consider whether the Company's principal accountant’s provision of non-audit services is compatible with maintaining the principal accountant’s independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit. To carry out its responsibilities, the Audit Committee met four times during fiscal 2012. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Audit Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(c)(2)(A).

Compensation Committee

The Company has a standing Compensation Committee comprised of Mr. Massey, Ms. Forlenza and Dr. Zelleke. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.innodata.com. The function of the Compensation Committee is to discharge the responsibilities of the Board of Directors regarding executive and director compensation, including determining and approving the compensation packages of the Company’s executive officers, including its Chief Executive Officer. The Compensation Committee also reviews and approves stock option grants to non-executive officer employees. The Chief Executive Officer recommends to the Compensation Committee proposed compensation for the executive officers other than the Chief Executive Officer. The Compensation Committee engages the services of an independent compensation consultant on an as-needed basis to provide market data and advice regarding executive compensation and proposed compensation programs and amounts. To carry out its responsibilities, the Compensation Committee met six times during fiscal 2012. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Compensation Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(a)(2).

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Compensation Committee Interlocks and Insider Participation. The Compensation Committee is currently comprised of Mr. Massey, Ms. Forlenza and Dr. Zelleke, none of whom are or were officers or employees of the Company. Mr. Solomon was a member of the Compensation Committee through August 1, 2012. Mr. Solomon was formerly an officer of the Company serving as its President and Chief Executive Officer until September 1997.

Nominating Committee

The Company has a standing Nominating Committee comprised of Messrs. Solomon and Bagerdjian and Ms. Forlenza. The Company does not have a Nominating Committee charter. The primary responsibilities of the Nominating Committee include assisting the Board of Directors in identifying and evaluating qualified candidates to serve as directors; recommending to the Board of Directors candidates for election or re-election to the Board of Directors or to fill vacancies on the Board of Directors; and assisting in attracting qualified candidates to serve on the Board of Directors. Director nominees are selected by Board of Director resolution. All of the nominees recommended for election to the Board of Directors at the Meeting are directors standing for re-election. Although the Nominating Committee does not have a formal policy with respect to the consideration of diversity, when considering director candidates the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board of Directors’ effectiveness at the time the consideration is made. When considering potential director candidates, the Nominating Committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. The Nominating Committee has not established any minimum qualifications for director candidates. To carry out its responsibilities, the Nominating Committee met one time during fiscal 2012. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Nominating Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(a)(2). In 2012 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Company's by-laws include a procedure whereby its stockholders can nominate director candidates, as more fully described below under “Stockholder Proposals for the 2014 Annual Meeting.” The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in the Company’s by-laws. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent or more of its voting stock.

Stockholder Communications with the Board of Directors

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 201-371-8000. However, stockholders may communicate with the Board of Directors by sending a letter to: Board of Directors of Innodata Inc., c/o Corporate Secretary, 3 University Plaza, Hackensack, New Jersey 07601. Any communications must contain a clear notation indicating that it is a "Stockholder—Board Communication" or a "Stockholder—Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

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REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company’s independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2012.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting independent audits of the Company's financial statements and internal control over financial reporting, in accordance with standards of the Public Company Accounting Oversight Board (United States), and issuing reports thereon.

The Audit Committee has reviewed and discussed the Company’s consolidated audited financial statements as of and for the year ended December 31, 2012 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed under standards established by the Public Company Accounting Oversight Board (United States), including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

The Members of the Audit Committee

Louise C. Forlenza, Chair

Haig S. Bagerdjian

Todd H. Solomon

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Fiscal 2012 and 2011 Accounting Firm Fee Summary

Set forth below is certain information concerning fees billed to the Company by CohnReznick LLP in respect of professional services rendered to the Company for the audit of the annual financial statements for the years ended December 31, 2012 and December 31, 2011; the reviews of the financial statements included in reports on Form 10-Q for periods within 2012 and 2011; related regulatory filings for periods within 2012 and 2011; and other services. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of CohnReznick LLP.

	2012 ($)	2011 ($)

Audit Fees	388,139	378,182
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees consist of fees for the audit of the Company’s financial statements and internal control over financial reporting under Section 404 of the Sarbanes Oxley Act, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company’s financial statements and which are not reported under “Audit Fees”. These services relate to consultations concerning financial accounting and reporting standards and are not required by statute or regulation.

Audit Committee Pre-Approval Policy

All audit, audit-related services, tax services and other services provided by CohnReznick LLP must be pre-approved by the Audit Committee. The Audit Committee may delegate to its Chair the authority to pre-approve otherwise permissible non-audit services, provided that any decision made pursuant to such delegation must be presented to the full Audit Committee for informational purposes at its next scheduled meeting.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to approval by the stockholders, the Board of Directors has appointed CohnReznick LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2013. CohnReznick LLP has served as the Company's auditors since September 2008. A representative of CohnReznick LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so. A representative of CohnReznick LLP is also expected to be available to respond to appropriate questions at the meeting.

In the event that the stockholders fail to ratify this appointment, other independent auditors will be considered upon recommendation of the Audit Committee. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS INDEPENDENT AUDITORS.

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EXECUTIVE OFFICERS

Set forth below is information concerning the Executive Officers who are not directors.

Name	Age	Position
Ashok Mishra	58	Executive Vice President and Chief Operating Officer
O’Neil Nalavadi	53	Senior Vice President and Chief Financial Officer

Ashok Mishra has been the Company’s Executive Vice President and Chief Operating Officer since January 2007. Mr. Mishra has held senior level positions with the Company and its subsidiaries for more than nine years. Mr. Mishra has served as Senior Vice President since May 2004, after serving as Vice President, Project Delivery from October 2001 through April 2004. Prior thereto, Mr. Mishra served as Assistant Vice President, Project Delivery from November 2000 to September 2001, and as General Manager and Head of the Facility of the Company’s India operations from 1997 to October 2000. Mr. Mishra holds a Bachelor of Technology degree in Mechanical Engineering from Pantnagar University (1976). He also has Component Manufacturing Technical Training from Alcatel France (1985) and completed a condensed MBA course from Indian Institute of Management Bangalore (1995).

O’Neil Nalavadi has been the Company’s Senior Vice President and Chief Financial Officer since November 2009. Prior to joining the Company, Mr. Nalavadi was the Chief Financial Officer and a Director of R Systems International Ltd from January 2000 and January 2001, respectively. R Systems is a provider of outsourced software product development and business process outsourcing services. Prior to R Systems, Mr. Nalavadi served as a Senior Vice President at UB Group, a $5 billion diversified conglomerate from 1984 to 1997 and served as Chief Financial Officer of UB Group’s outsourced IT services company from August 1997 to January 2000. Mr. Nalavadi was awarded a Bachelor of Commerce and Economics degree from the University of Mumbai (1980) and qualified as a Chartered Accountant with National Honor Roll (1981).

The Company’s Executive Officers are elected by, and serve at, the discretion of our Board of Directors. There are no family relationships between or among any of the Company’s Executive Officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis describes and analyzes the material elements of compensation awarded, earned by, or paid to each of our Executive Officers who served as Named Executive Officers during the last completed fiscal year. This compensation discussion and analysis focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year. However, we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure for such completed fiscal year.

Executive Compensation Objectives and Philosophy

The Compensation Committee of the Board of Directors is responsible for overseeing and administering our executive compensation program and for establishing our executive compensation philosophy. The objectives of our compensation program are to:

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•	Attract, motivate and retain qualified, talented and dedicated executives
•	Motivate executives to achieve business and financial objectives that will enhance stockholder value
•	Align the interests of our executives with the long term interests of stockholders through stock-based incentives
•	Maintain a strong link between pay and performance by placing a significant portion of the executive’s total pay at risk

The Committee applies these objectives in selecting the specific elements of compensation. The Committee also reviews and considers:

•	Company performance, both separately and in relation to similar companies
•	The individual executive’s performance, experience and scope of responsibilities
•	Historical compensation levels and stock option awards at the Company
•	Internal equity among executive officers
•	The recommendations of management

Executive Officer Compensation Processes

The Committee uses the following processes, procedures and resources to help it perform its responsibilities:

•	Executive sessions without management present to discuss various compensation matters, including the compensation of our CEO
•	A periodic review of executive compensation and benefit programs for reasonableness and cost effectiveness
•	The recommendations of the CEO on compensation for the other executive officers
•	The services of an independent compensation consultant, who advises the Committee on an as-needed basis

Competitive Benchmarking / Peer Group Analysis

Although the Company has no policy regarding the retention of independent consultants to conduct competitive benchmarking and/or a peer group analysis, it has, from time to time, engaged such consultants to assist in the review and determination of various executive compensation matters. No independent consultant was engaged by the Company or the Committee in calendar year 2012 with regard to executive compensation matters.

Components of the Executive Compensation Program

The primary elements of the Company’s Executive Compensation Program are:

•	Base salary
•	Performance-based cash incentives
•	Stock-based incentives
•	Benefits and perquisites
•	Severance and change-of-control compensation

The Committee does not use a pre-set formula to allocate a percentage of total compensation to each compensation component, and the percentage of total compensation allocated to each compensation component varies among the executive officers. Instead, the Committee relies on the processes and factors described in this discussion and analysis and takes into account the current and historical compensation components, and amount of each component, for each executive officer.

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Base Salary

The base salaries of our executive officers are designed to attract and retain a high performing and dedicated leadership team. The Committee reviews the performance evaluations and salary recommendations provided to the Committee by the CEO for each executive officer other than himself. Increases to the CEO’s base salary are determined by the Committee without a recommendation by Company management. Adjustments to base salary are determined based on the individual’s responsibility level, performance, contribution and length of service, after considering the Company’s financial performance, as well as any requirements set forth in the executive officer’s employment agreement. In March 2012 the Committee increased the annual base salaries of the executive officers effective April 1, 2012 as set forth below. The amount of the base salary increase was based in large part on the Company’s financial performance in calendar year 2011.

Name	Base Salary Prior to Increase ($)	April 2012 Base Salary ($)	Amount of Increase ($)	Percent Increase (%)

Jack S. Abuhoff	431,140	500,000	68,860	15.9
Ashok Mishra	231,000	280,000	49,000	21.2
O’Neil Nalavadi	265,000	280,000	15,000	5.66

Performance-Based Cash Incentives

Performance-based cash incentives provide the Company with a means of rewarding performance based upon the attainment of corporate financial goals, individual goals, and individual accomplishments and contributions to the Company. The Committee reviews Company financial performance, individual performance, accomplishments and contributions, as well as recommendations provided to the Committee by the CEO for each executive officer other than the CEO. Cash incentives may be paid pursuant to an incentive compensation plan or as cash bonuses. In 2012, incentive compensation awards for the executive officers were made pursuant to an incentive compensation plan.

The incentive compensation plan awards in 2012 were based on the extent to which the Company achieved performance measures set by the Committee for 2012. The performance measures for each of the executive officers for 2012 were revenues, gross margin, earnings before interest and tax on core business (“EBIT”), and personal contributions to the Company’s strategic objectives (“Personal Contributions”). The target incentive compensation amount, expressed as a percentage of base salary, for each executive officer on a per performance measure basis were:

Name	Revenues (%)	Gross Margin (%)	EBIT (%)	Personal Contributions (%)	Total Incentive Compensation Target, expressed as a percentage of base salary (%)
Jack S. Abuhoff	24	12	12	12	60
Ashok Mishra	20	10	10	10	50
O’Neil Nalavadi	16	8	8	8	40

Based on actual performance, the incentive compensation amount could decrease to zero, or increase to a maximum of 2.85 times the incentive compensation target. The target awards set under the incentive compensation plan for 2012 together with the thresholds and maximums are set forth in the “Grants of Plan-Based Awards” table.

Based on the extent of the Company’s achievement of the first three performance measures, which were Company financial objectives, and the executive officer’s individual achievement of the fourth performance measure, which was based on the executive’s Personal Contributions, in March 2013 the Committee awarded a performance-based cash incentive to each executive officer as follows: $520,281 to Mr. Abuhoff; $256,798 to Mr. Mishra; and $198,798 to Mr. Nalavadi.

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In 2012 each of the executive officers was also eligible to receive a cash bonus payable upon the Company achieving a specified aggregate level of bookings in its new business lines during calendar year 2012. No cash bonus was paid to any of the executive officers as the specified level of bookings was not achieved.

Stock-Based Incentives

The Company uses stock option grants as the primary vehicle for employee stock-based incentives. The Company also uses restricted share grants as a form of stock-based incentives. The Committee believes stock-based incentives align the executive officers’ interests with those of stockholders in building shareholder value, offer executive officers an incentive for the achievement of superior performance over time, and foster the retention of key management personnel. The number of stock options or restricted shares the Committee awards each executive officer is based on his relative position, responsibilities and performance, including anticipated future performance, potential and responsibilities, and performance over the previous fiscal year, to the extent applicable. The Committee also reviews and considers prior stock-based grants to each executive officer. The size of stock-based grants is not directly related to the Company’s performance. The Committee also takes into consideration recommendations asserted by an independent compensation consulting firm. No stock-based awards were granted to any executive officer in calendar year 2012.

Benefits and Perquisites

The Company offers retirement, health, life, and disability benefits, as well as medical and dependent care reimbursement plans to all full-time employees. These plans do not discriminate in scope, terms or operation in favor of executive officers. In addition, in calendar year 2012, the Company reimbursed Mr. Abuhoff $7,860 for the cost of life and disability insurance premiums pursuant to his employment agreement. The Company also provided Mr. Mishra, in connection with his foreign assignment, benefits totaling $44,014 for an apartment rental, utilities, security and related fringe benefit taxes, and provided Mr. Nalavadi, in connection with his relocation to New Jersey, benefits totaling $33,759 for an apartment rental, utilities, lease of a Company car and travel.

Severance and Change-of-Control

The Company uses severance and change-of-control agreements to attract and retain qualified, talented and dedicated executives and to help it remain competitive in the marketplace.

Results of 2012 Advisory Vote on Executive Compensation

At the 2012 Annual Meeting of Stockholders held in June 2012, the Company’s stockholders approved the 2011 compensation of the Company’s named executive officers by a majority of the votes cast. The Compensation Committee values the stockholder feedback provided through the vote. The Compensation Committee considered the increased stockholder support that the “say-on-pay” proposal received at the 2012 meeting from that received at the 2011 meeting, and continued in 2012 several changes that it had instituted in its 2011 compensation program in order to improve alignment with stockholders’ interests.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Members of the Compensation Committee

Stewart R. Massey, Chair

Louise C. Forlenza

Andargachew S. Zelleke

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Summary Compensation Table 2012

The following table sets forth information regarding compensation paid or accrued to Named Executive Officers in 2012.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($) (1)	All Other Compensation ($)		Total ($)

Jack S. Abuhoff Chairman, President and Chief Executive Officer	2012	482,785	-	-		-		520,281	7,860	(2)	1,010,926
	2011	429,443	-	-		267,750	(3)	512,707	13,658		1,223,558
	2010	424,350	81,034	-		-		-	24,085		529,469

Ashok Mishra Executive Vice President and Chief Operating Officer	2012	267,750	-	-		-		256,798	44,014	(4)	568,562
	2011	228,250	-	-		153,000	(3)	228,919	43,615		653,784
	2010	220,000	48,024	-		-		-	36,418		304,442

O’Neil Nalavadi Senior Vice President and Chief Financial Officer	2012	276,250	-	-		-		198,798	33,759	(5)	508,807
	2011	258,750	-	-		153,000	(3)	165,518	34,573		611,841
	2010	240,000	35,904	175,600	(6)	540,000	(7)	-	34,440		1,025,944

(1)	Reference is made to footnote 1 of the “Grants of Plan-Based Awards 2012” table.
(2)	Represents the cost of employer-provided executive life and disability insurance.
(3)	Represents the dollar amount of the aggregate grant date fair value of stock options granted in 2011. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Executive. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $1.53 on May 2, 2011. For information on the valuation assumptions, see Note 8 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2011.
(4)	Includes, in connection with the Executive’s foreign assignment, $39,892 for apartment rental, utilities, and security, and $4,122 for related fringe benefit taxes.
(5)	Includes, in connection with the Executive’s relocation to New Jersey, apartment rental, utilities, lease of a Company car, and travel.
(6)	Represents the dollar amount of the aggregate grant date fair value of restricted shares granted in 2010. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Executive. For restricted shares, grant date fair value is calculated using the Company’s stock price on the date of grant. For information on the valuation assumptions, see Note 9 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2010.
(7)	Represents the dollar amount of the aggregate grant date fair value of stock options granted in 2010. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Executive. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $3.60 on March 15, 2010. For information on the valuation assumptions, see Note 9 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2010.

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GRANTS OF PLAN-BASED AWARDS 2012

The following table summarizes the non-equity incentive plan awards granted to Named Executive Officers in 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Jack S. Abuhoff	June 14, 2012	93,600	300,000	855,000

Ashok Mishra	June 14, 2012	43,680	140,000	399,000

O’Neil Nalavadi	June 14, 2012	34,944	112,000	319,200

(1)	Amounts in these columns reflect the range of potential awards for calendar year 2012 pursuant to each named executive officer’s incentive compensation plan. Incentive compensation payments would have been zero if performance had been below threshold for all performance measures. The “Summary Compensation” table shows the actual non-equity incentive plan payments received by each named executive officer for 2012. The performance measures underlying the non-equity incentive plans are set forth in the “Performance-Based Cash Incentive” section of the Compensation Discussion and Analysis.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

Jack S. Abuhoff

On March 25, 2009 the Company and Mr. Jack S. Abuhoff, the President and Chief Executive Officer of the Company, executed an employment Agreement with an effective date of February 1, 2009 (the “Agreement”). The Agreement will continue until terminated by the Company or Mr. Abuhoff.

The Agreement provides for: annual base salary compensation of $424,350 subject to cost of living adjustments and annual discretionary increases as determined by the Company’s Board of Directors; additional cash incentive or bonus compensation for each calendar year determined by the Compensation Committee of the Board of Directors in its discretion and conditioned on the attainment of certain quantitative objectives to be established by the Compensation Committee with a target bonus of not less than 60% of Mr. Abuhoff’s base salary for the year; and stock options and/or other equity-based and/or non-equity-based awards and incentives as determined by the Compensation Committee in its sole and absolute discretion. The Agreement also provides for indemnification, insurance and other fringe benefits, and contains confidentiality, non-compete and non-interference provisions.

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In the event Mr. Abuhoff is terminated by the Company other than for cause (as defined), death or disability, or Mr. Abuhoff resigns his employment with the Company for good reason (as defined), Mr. Abuhoff is entitled to receive an amount equal to (i) 200% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in substantially equal payments over a period of 24 months; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay to Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); (iii) the continuation of his life and long-term disability insurance for the 24 month period immediately following Mr. Abuhoff’s termination and (iv) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives. In the event Mr. Abuhoff is terminated by the Company coincident with or following a change-of-control (as defined), Mr. Abuhoff is entitled to receive an amount equal to (i) 300% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in a lump sum payout within 30 days of the date of his termination; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 36 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 36 month period, pay to Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 36 month continuation period); and (iii) the continuation of his life and long-term disability insurance for the 36 month period immediately following Mr. Abuhoff’s termination; and (iv) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity and non-equity-based awards and incentives.

In the event Mr. Abuhoff is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Abuhoff prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount. The Agreement also provides for potential tax gross-up payments in respect of taxes, penalties and/or interest that may be incurred by Mr. Abuhoff under Section 409A of the Code.

Ashok Mishra

On May 18, 2007, the Company and Mr. Ashok Mishra, the Executive Vice President and Chief Operating Officer of the Company, entered into a three year agreement with an effective date of January 1, 2007 whereby the Company agreed to cause one or more of its wholly-owned subsidiaries to offer employment to Mr. Mishra. Mr. Mishra’s agreement automatically renews for one year periods unless the Company either provides a notice of non-renewal by June 30 of the then current term or the Company and Mr. Mishra execute a new agreement prior to the end of the then current term. The agreement provides for annual base compensation of $175,000 per annum, subject to annual reviews for discretionary annual increases; and incentive compensation pursuant to an incentive compensation plan. The agreement also provides for insurance and other fringe benefits, and contains confidentiality, non-compete and non-interference provisions. In the event the Company terminates the agreement without cause, Mr. Mishra is entitled to receive his then base salary for 12 months following the date of termination.

O’Neil Nalavadi

On October 11, 2009 the Company and Mr. O’Neil Nalavadi, the Senior Vice President and Chief Financial Officer of the Company, entered into a three year employment agreement (the “Agreement”) commencing on November 9, 2009. The Agreement was amended on November 8, 2012 to extend the term of the Agreement for an additional three years through October 8, 2015, and provides for Mr. Nalavadi’s continued employment by the Company post the Agreement term, for a period of time not to exceed six months, if notice of non-renewal of the Agreement is not provided to Mr. Nalavadi on or before May 8, 2015. The Agreement provides for annual base compensation of $240,000, subject to annual discretionary increases as determined by the Company’s Board of Directors; eligibility to receive a cash bonus for each calendar year in an amount to be determined pursuant to a written bonus plan which shall provide for a target bonus equal to 30% of Mr. Nalavadi’s base salary for the year; and stock options and/or other equity-based and/or non-equity- based awards and incentives as determined by the Compensation Committee of the Company’s Board of Directors in its sole and absolute discretion. The Agreement also provides for indemnification, insurance and other fringe benefits and contains confidentiality, non-compete and non-interference provisions.

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In the event Mr. Nalavadi’s employment is terminated by the Company other than for cause (as defined), death or disability, or Mr. Nalavadi resigns his employment for good reason (as defined), Mr. Nalavadi will be entitled to (i) an amount equal to his (A) Base Salary (as defined) and (B) any amount of Earned Bonus (as defined), to be paid in substantially equal payments over a period of 12 months; and (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 12 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 12 month period, pay to Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 12 month continuation period); and (iii) have 25% of all Company stock options and all other Company equity and non-equity based awards and incentives and related compensation rights, or entitlements, but exclusive of any Bonus, to become vested (to the extent that 25% have not yet vested), and to the extent applicable, exercisable, regardless of the otherwise applicable vesting/exercise schedules in connection therewith, and be relieved to such extent of otherwise applicable transfer restrictions, lock-up or performance requirements and other restrictions and/or contingencies of any kind. In the event Mr. Nalavadi is terminated by the Company coincident with or within 12 months following the occurrence of a change-of-control (as defined), Mr. Nalavadi is entitled to receive an amount equal to (i) 200% of his (A) base salary and (B) Earned Bonus (as defined) to be paid in substantially equal payments for the 24 month period immediately following the date of termination; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay to Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); and (iii) the removal of any vesting, transfer, lock-up, performance requirements or other restrictions or contingencies on his stock options and other equity and non-equity-based compensation awards, rights or entitlements.

In the event Mr. Nalavadi is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Nalavadi prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount.

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Outstanding Equity Awards at fiscal year-end 2012

The following table summarizes the outstanding equity awards held by each Named Executive Officer at

December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)

Jack S. Abuhoff	126,000	-		0.50	07/01/2013	-		-
	154,000	-		2.59	03/31/2014	-		-
	180,000	-		0.67	06/08/2014	-		-
	100,000	-		3.75	08/18/2014	-		-
	80,000	-		3.46	12/30/2015	-		-
	-	175,000	(1)	2.59	05/01/2018	-		-
Total	640,000	175,000

Ashok Mishra	90,000	-		3.35	11/09/2013	-		-
	50,000	-		3.46	12/30/2015	-		-
	-	100,000	(1)	2.59	05/01/2018	-		-
Total	140,000	100,000

O’Neil Nalavadi	75,000	25,000	(2)	5.62	03/14/2020	10,000	(3)	37,800	(4)
	50,000	-		4.37	03/14/2020	-		-
	-	100,000	(1)	2.59	05/01/2018	-		-
Total	125,000	125,000				10,000		37,800	(4)

(1)	Granted on May 2, 2011. 100% of the stock options vest and become exercisable on May 2, 2014.
(2)	Granted on March 15, 2010. Stock options vest and become exercisable on and November 9, 2013.
(3)	Granted on March 15, 2010. Shares vest on March 15, 2014.
(4)	The market value shown was determined by multiplying the number of shares of stock that have not vested by the closing price of the Company’s stock, $3.78, on December 31, 2012.

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OPTION EXERCISES AND STOCK VESTED 2012

The following table sets forth information regarding option awards exercised and stock awards vested during fiscal year 2012 for each of the Named Executive Officers.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Jack S. Abuhoff	44,000	127,600	(1)	-	-
O’Neil Nalavadi	-	-		20,000	85,700	(2)

(1)	The value realized on exercise is based on the difference between the market price of the underlying securities on exercise and the exercise price.
(2)	The value realized on vesting is based on the closing price of the Company’s stock on the vesting date.

Potential Payments Upon Termination or Change-OF-Control

Estimated Termination or Change-of-Control Benefits at Year-End 2012

The following table summarizes the estimated value of payments to each of the Named Executive Officers assuming different termination events occurred at December 31, 2012.

Name	Cash Compensation ($)	Stock-based Compensation ($)		Welfare Benefits ($)	Aggregate Payments ($)

Jack S. Abuhoff
Termination for cause	-	-		57,692	57,692
Termination without cause (1)	2,040,562	208,250	(2)	133,154	2,381,966
Change-of-Control (3)	3,060,843	208,250	(2)	170,885	3,439,978
Death	520,281	-		57,692	577,973
Disability	645,281	-		57,692	702,973

Ashok Mishra
Termination for cause	-	-		-	-
Termination without cause (1)	536,798	-		-	536,798
Change-of-Control	-	-		-	-
Death	256,798	-		-	256,798
Disability	326,798	-		-	326,798

O’Neil Nalavadi
Termination for cause	-	-		32,307	32,307
Termination without cause (1)	478,798	29,750	(4)	60,345	568,893
Change-of-Control (5)	957,596	194,600	(4), (6)	88,383	1,240,579
Death	198,798	-		32,307	231,105
Disability	268,798	-		32,307	301,105

(1)	Includes resignation by the executive with good reason (as described below).
(2)	Includes the value of stock options that vest upon the termination event. The value is equal to the spread between the exercise price and the closing price of the Company’s stock on December 31, 2012.
(3)	Assumes the Company’s termination of the executive’s employment coincident with or following a change-of-control (as described below).

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(4)	Includes the value of stock options that vest upon the termination event. The value is equal to the spread between the exercise price and the closing price of the Company’s stock on December 31, 2012. No value is included for those stock options where the exercise price for the stock option exceeds the closing price on December 31, 2012.
(5)	Assumes the Company’s termination of the executive’s employment coincident with or within 12 months following the occurrence of a change-of-control (as described below).
(6)	Includes the value of restricted shares that vest upon the termination event. Value is based on the closing price of the Company’s stock, $3.78, on December 31, 2012.

Payments on Change-of-Control

Pursuant to Messrs. Abuhoff and Nalavadi’s employment agreements, a change-of-control shall be deemed to have occurred as of the earliest of any of the following events:

•	The closing of a transaction by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) (a “Person”), together with all “affiliates and “associates” (within the meanings of such terms under Rule 12b-2 of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) of such Person, shall be the beneficial owner of thirty percent (30%) or more of the Company’s then outstanding voting stock (“Beneficial Ownership”);
•	A change in the constituency of the Board such that, during any period of thirty-six (36) consecutive months, at least a majority of the entire Board shall not consist of Incumbent Directors. For purposes of this Paragraph 5(c)(ii), “Incumbent Directors” shall mean individuals who at the beginning of such thirty-six (36) month period constitute the Board, unless the election or nomination for election by the shareholders of the Company of each such new director was approved by a vote of a majority of the Incumbent Directors;
•	The closing of a transaction involving the merger, consolidation, share exchange or similar transaction between the Company and any other corporation other than a transaction which results in the Company’s voting stock immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3rds) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;
•	The closing of a transaction involving the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets; or
•	A plan of liquidation or dissolution of the Company goes into effect.

Upon the Company’s termination of Mr. Abuhoff’s employment coincident or following a change-of-control, Mr. Abuhoff will receive:

•	300% of his base salary to be paid in a lump sum payout within 30 days of the date of his termination;
•	300% of the greater of his most recently declared bonus (as defined) or the average of the his three most recently declared bonuses to be paid in a lump sum payout within 30 days of the date of his termination;
•	Continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 36 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 36 month period, pay Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 36 month continuation period);
•	Continuation of his life and long-term disability insurance for the 36 month period immediately following Mr. Abuhoff’s termination;

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•	The removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives; and
•	Payment of up to six weeks’ accrued but unused vacation.

Upon the occurrence of a change-of-control without a termination of Mr. Abuhoff’s employment, Mr. Abuhoff will receive:

•	The removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives.

Upon the Company’s termination of Mr. Nalavadi’s employment coincident with or within 12 months following the occurrence of a change-of-control, Mr. Nalavadi will receive:

•	200% of his base salary to be paid in substantially equal payments for the 24 month period immediately following the date of termination;
•	200% of any amount of Earned Bonus (as defined) to be paid in substantially equal payments for the 24 month period immediately following the date of termination;
•	Continuation of his (and as applicable, his dependents’) medical benefits and dental benefits until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period);
•	The removal of any vesting, transfer, lock-up, performance requirements or other restrictions or contingencies on his stock options and other equity-based and non-equity-based compensation awards, rights or entitlements; and
•	Payment of up to six weeks’ accrued but unused vacation.

Upon the occurrence of a change-of-control without a termination of Mr. Nalavadi’s employment, Mr. Nalavadi will receive:

•	The removal of any vesting, transfer, lock-up, performance requirements or other restrictions or contingencies on his stock options and other equity-based and non-equity-based compensation awards, rights or entitlements.

Payments on Termination (other than upon Change-of-Control)

Jack S. Abuhoff

Pursuant to Mr. Abuhoff’s employment agreement, if Mr. Abuhoff’s employment is terminated by the Company other than for cause, death or disability, or Mr. Abuhoff resigns his employment for good reason (including the Company’s breach of its material obligations under the Agreement, the Company, without Mr. Abuhoff’s prior consent, relocating Mr. Abuhoff’s regular office location by more than 50 miles from its present location, the Company assigning duties to Mr. Abuhoff which represent a material diminution of his authorities, duties or responsibilities, or requiring him to report to any person or entity other than the Board of Directors, and the Company does not revoke or reasonably cure any such action within 30 days of receipt of notice from Mr. Abuhoff and Mr. Abuhoff resigns his employment within 30 days thereafter) Mr. Abuhoff will be entitled to (i) 200% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of the his three most recently declared bonuses to be paid in substantially equal payments over a period of 24 months; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); (iii) the continuation of his life and long-term disability insurance for the 24 month period immediately following Mr. Abuhoff’s termination; (iv) payment of up to six weeks’ accrued but unused vacation and (v) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives. If Mr. Abuhoff’s employment is terminated for death, his estate will receive payment of his base salary through the date of termination, a pro-rated bonus based on his performance of his objectives through the date of termination, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for disability he will receive payment of his base salary for a 90 day period following the date of termination, a pro-rated bonus based on active duty with the Company and conditioned on attainment of quantitative objectives, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for cause, Mr. Abuhoff will receive his base salary through the date of termination, and payment of up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Abuhoff is required to sign a separation agreement and general release, and agreed, for a 12 month period following termination of his employment, not to compete or interfere with the Company, and not to employ or retain the services of an employee of the Company.

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In the event Mr. Abuhoff is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above (for both change-of-control and other than upon change-of-control) shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Abuhoff prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount. The Agreement also provides for potential tax gross-up payments in respect of taxes, penalties and/or interest that may be incurred by Mr. Abuhoff under Section 409A of the Code.

Ashok Mishra

Pursuant to Mr. Mishra’s agreement, if the agreement is terminated without cause or by Mr. Mishra with good reason (including the Company’s material breach of its obligations, reduction of base salary below the amount forth in the agreement without Mr. Mishra’s consent, and assignment of duties to Mr. Mishra inconsistent with his position, and the Company does not reasonably cure such event after receipt of written notice from Mr. Mishra that he intends to resign his employment), he will be entitled to his base salary for 12 months following the date of his termination or resignation with good reason, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s death, his estate will receive payment of his base salary through the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s disability he will receive payment of his base salary for a 90 day period following the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If this agreement is terminated for cause, Mr. Mishra will receive his base salary through the date of termination, and payment for up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Mishra is required to sign a separation agreement and general release, and agreed not to compete with the Company for a 12 month period following termination of his employment, and not to solicit the customers of the Company or to solicit or employ the services of an employee of the Company for a 24 month period following termination of employment.

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O’Neil Nalavadi

Pursuant to Mr. Nalavadi’s employment agreement, if Mr. Nalavadi’s employment is terminated by the Company other than for cause, death or disability, or Mr. Nalavadi resigns his employment for good reason (including the Company’s breach of its material obligations under the Agreement, the Company assigning duties to Mr. Nalavadi which represent a material diminution of his authorities, duties or responsibilities, or requiring him to report to any person or entity other than the CEO, or the Company no longer permitting Mr. Nalavadi to work from El Dorado Hills, CA approximately one week per calendar month, and the Company does not reasonably cure any such action or event within 30 days of the date of notice from Mr. Nalavadi and Mr. Nalavadi resigns his employment within 30 days thereafter) Mr. Nalavadi will be entitled to (i) an amount equal to his (A) Base Salary (as defined) and (B) any amount of Earned Bonus (as defined), to be paid in substantially equal payments over a period of 12 months; and (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 12 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 12 month period, pay Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 12 month continuation period); (iii) payment of up to six weeks’ accrued but unused vacation and (iv) have 25% of all Company stock options and all other Company equity-based and non-equity based awards and incentives and related compensation rights, or entitlements, but exclusive of any Bonus, to become vested (to the extent that 25% have not yet vested), and to the extent applicable, exercisable, regardless of the otherwise applicable vesting/exercise schedules in connection therewith, and be relieved to such extent of otherwise applicable transfer restrictions, lock-up or performance requirements and other restrictions and/or contingencies of any kind. If Mr. Nalavadi’s employment is terminated for death, his estate will receive payment of his base salary, any Earned Bonus (as defined), and reimbursement of all his incurred but unreimbursed reasonable business expenses, in each case through the date of termination, and payment of up to six weeks’ accrued but unused vacation. If Mr. Nalavadi’s employment is terminated for disability he will receive payment of his base salary for a 90 day period following the date of termination, a pro-rated bonus based on active duty with the Company and conditioned on attainment of quantitative objectives, reimbursement of all his incurred but unreimbursed reasonable business expenses and payment of up to six weeks’ accrued but unused vacation. If Mr. Nalavadi’s employment is terminated for cause, Mr. Nalavadi will receive his base salary through the date of termination, reimbursement of all his incurred but unreimbursed reasonable business expenses and payment of up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Nalavadi is required to sign a separation agreement and general release, and agreed, for a 12 month period following termination of his employment, not to compete or interfere with the Company, and not to employ or retain the services of an employee of the Company.

In the event Mr. Nalavadi is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above (for both change-of-control and other than upon change-of-control) shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Nalavadi prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount.

QUALIFICATION BY REFERENCE

The matters described in the sections titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" and "Potential Payments Upon Termination or Change-of-Control" are qualified in their entirety by reference to agreements previously filed by the Company in reports with the Securities and Exchange Commission.

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DIRECTOR COMPENSATION FOR 2012

Summary Director Compensation Table

The following table sets forth information regarding compensation paid or accrued to directors in fiscal year ended December 31, 2012 for service as a Director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Haig S. Bagerdjian	30,000	(1); (2)	-	30,000
Louise C. Forlenza	40,000	(1); (3)	-	40,000
Stewart R. Massey	36,000	(1)	-	36,000
Todd H. Solomon	36,000	(1)	-	36,000
Anthea C. Stratigos	30,000	(1)	-	30,000
Andargachew S. Zelleke	17,500	-	-	17,500
	189,500	-	-	189,500

(1)	As of December 31, 2012 each of the directors held options to acquire 60,000 shares of common stock. These options were granted in 2011, and will vest and become exercisable on May 2, 2014.
(2)	As of December 31, 2012 Mr. Bagerdjian also held options to acquire 83,000 shares of common stock. The options were granted in prior years and are fully vested.
(3)	As of December 31, 2012 Ms. Forlenza also held options to acquire 78,232 shares of common stock. The options were granted in prior years and are fully vested.

Narrative Disclosure to Director Compensation Table

Each non-employee director is compensated at the rate of $2,500 per month, plus out-of-pocket expenses for each Board of Directors meeting they attend. Employees who are directors receive no compensation for serving on the Board of Directors. The Chair of the Audit Committee receives an additional $833.34 per month, and the Chair of the Compensation Committee and Lead Independent Director receive an additional $500 per month. Directors do not receive any compensation for serving as a member of a Committee of the Board of Directors.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Company maintains a written policy and procedures for the review, approval, or ratification of any related party transactions that the Company is required to report under this section of the Proxy Statement. A related party, for purposes of the Company’s policy, means any (1) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and Proxy Statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (2) greater than five percent beneficial owner of the Company’s common stock; or (3) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Under the related party transaction policy, any transaction, arrangement or relationship or series of transactions, arrangements or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year between the Company and a related party must be approved by the Audit Committee, unless the transaction, arrangement or relationship is pre-approved under the policy.

As set forth in the policy, in the course of its review, approval or ratification of a related party transaction the Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

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No director shall participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director shall provide all material information concerning the transaction to the Audit Committee and, if a member of the Audit Committee, may be counted in determining the presence of a quorum at any meeting at which the transaction is discussed and/or approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2013, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company’s Named Executive Officers, and (iv) all Executive Officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, Three University Plaza, Hackensack, New Jersey 07601.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Directors
Jack S. Abuhoff (2)	1,442,945	5.64%
Haig S. Bagerdjian (3)	146,690	*
Louise C. Forlenza (4)	104,232	*
Stewart R. Massey	10,000	*
Todd H. Solomon	1,776,947	7.12%
Anthea C. Stratigos	-	-
Andargachew S. Zelleke	3,000	*

Named Executive Officers (who are not also directors)
Ashok Mishra (5)	174,445	*
O’Neil Nalavadi (6)	160,907	*

All Executive Officers and Directors	3,819,166	14.67%
as a Group (9 persons) (7)

Known Beneficial Holders of More Than 5%
BlackRock, Inc. (8)	1,343,431	5.38%

* Less than 1%.

(1)	Unless otherwise indicated, (i) each person has sole investment and voting power with respect to the shares indicated; and (ii) the shares indicated are currently outstanding shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Subject to the foregoing, the percentages are calculated based on 24,964,709 shares outstanding.
(2)	Includes currently exercisable options to purchase 640,000 shares of Common Stock.
(3)	Includes currently exercisable options to purchase 83,000 shares of Common Stock.
(4)	Includes currently exercisable options to purchase 78,232 shares of Common Stock.
(5)	Includes currently exercisable options to purchase 140,000 shares of Common Stock
(6)	Includes currently exercisable options to purchase 125,000 shares of Common Stock.
(7)	Includes currently exercisable options to purchase 1,066,232 shares of Common Stock.
(8)	Based on Form SC 13G filed on January 30, 2013 with the Securities and Exchange Commission.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain of its officers, and any person owning more than ten percent (10%) of the Company’s securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The Company has procedures in place to assist its directors and officers in preparing and filing these reports on a timely basis. Based solely on a review of the forms filed, upon our records, and upon representations furnished by the Company’s officers and directors that no Form 5s were required, the Company believes that during the period from January 1, 2012 through December 31, 2012 all officers and director complied with Section 16(a) filing requirements.

PROPOSAL 3. APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON AN ADVISORY BASIS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s Named Executive Officers. Accordingly, you may vote on the following resolution at the 2013 annual meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive the Company’s strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. Consistent with this philosophy, a significant percentage of the total compensation opportunity for each executive officer is based on measurable financial performance of the Company on an annual basis, and on the performance of the Company’s stock on a long term basis.

Although this vote is non-binding, the Board of Directors and the Compensation Committee values the opinion of the stockholders and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4. APPROVAL OF THE COMPANY’S RIGHTS AGREEMENT

Background and Reasons for the Rights Agreement

On December 27, 2012, the Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share. The dividend was paid on January 14, 2013 to the stockholders of record as of the close of business on January 14, 2013. The Rights are governed by a Rights Agreement dated as of December 27, 2012 (the "Rights Agreement"), that the Company entered into with American Stock Transfer & Trust Company, LLC, as the Rights Agent.

The Rights Agreement was adopted by the Board of Directors to replace a prior rights plan that expired on December 26, 2012. The Rights Agreement is designed to assist the Board of Directors in protecting the Company and its stockholders from takeover tactics that the Board of Directors considers abusive. The Rights Agreement was not adopted in response to any specific takeover proposal. It was adopted to provide the Board of Directors with time to evaluate and respond to any unsolicited attempts to acquire the Company, to encourage anyone seeking control of the Company or to acquire the Company to negotiate with the Company prior to attempting such action, with the goal of protecting the long-term value of the stockholders’ investment in the Company.

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Although stockholder approval or ratification of the Rights Agreement is not required by the Company’s certificate of incorporation and bylaws or applicable law, the Board of Directors has decided to request stockholder approval of the Rights Agreement as a matter of sound corporate governance. If the stockholders do not approve the Rights Agreement, the Rights Agreement, and any rights issued under the Rights Agreement, will expire immediately following the certification of the voting results of the Meeting. If the stockholders approve the Rights Agreement, the Board of Directors can still terminate the Rights Agreement at any time prior to the Distribution Date (as described below). If the Board of Directors does not otherwise terminate the Stockholder Rights Plan, it will expire under its current terms on January 13, 2016.

A summary of certain terms of the Rights Agreement is set forth below under “Description of Right Agreement”. The terms of the Rights Agreement incorporate certain recommendations of Institutional Shareholder Services, a provider of corporate governance solutions. This description is only a summary, is not complete, and is qualified in its entirety by the text of the entire Rights Agreement which is attached to this Proxy Statement as Annex A. If there is a conflict between the summary below and the Rights Agreement, the Rights Agreement will govern.

Description of the Rights Agreement

The Rights

The Board of Directors authorized the issuance of a Right with respect to each outstanding share of common stock on January 14, 2013. The Rights will initially trade with, and will be inseparable from, the common stock.

Until the Distribution Date described below, the Rights will be evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock that the Company issues after January 14, 2013 until the Distribution Date described below.

Purchase Price

Each Right will allow its holder to purchase from the Company one one-thousandth of a share of Series C Participating Preferred Stock ("Preferred Stock") for $14.00 once the Rights become exercisable. This portion of a share of Preferred Stock will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights as a stockholder of the Company.

Exercisability

The Rights will not be exercisable until:

10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 20% or more of the Company’s outstanding common stock, or, if earlier,

10 business days (or a later date determined by the Board of Directors before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

The date when the Rights become exercisable is referred to as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by Rights certificates that we will mail to all eligible holders of common stock.

Any Rights held by an Acquiring Person are void and may not be exercised.

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Consequences of a Person or Group Becoming an Acquiring Person

If a person or group becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may, for a purchase price of $14.00, acquire shares of the Company’s common stock having a market value of $28.00 based on the market price of the common stock prior to such person or group becoming an Acquiring Person.

If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights, except the Acquiring Person, may, for a purchase price of $14.00, purchase shares of the acquiring corporation having a market value of $28.00 based on the market price of the acquiring corporation's stock, prior to such merger.

Preferred Stock Provisions

Each share of Preferred Stock, if issued:

will not be redeemable;

will be junior to any other series of preferred stock we may issue;

will entitle the holder to quarterly dividend payments in an amount equal to 1,000 times the dividend, if any, paid on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive a quarterly dividend payment that is the same as any dividend paid on one share of common stock);

will entitle the holder upon liquidation to receive 1,000 times the payment made on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of common stock);

will entitle the holder, if common stock is exchanged via merger, consolidation or a similar transaction, to a per share payment equal to 1,000 times the payment made on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of common stock); and

will have the same voting power as 1,000 shares of common stock (so that one one-thousandth of a share of Preferred Stock would have the same voting rights as one share of common stock).

The value of one one-thousandth of a share of Preferred Stock should approximate the value of one share of common stock.

Expiration

If the Rights Agreement is approved by the stockholders at the Meeting, the Rights will expire on January 13, 2016 or on any earlier date on which the Company redeems or exchanges them, as discussed below. If stockholders do not approve the Rights Agreement it will expire immediately following certification of the vote at the 2013 annual meeting.

Redemption

The Board of Directors may redeem the Rights for $0.001 per Right at any time prior to the earlier of (i) the close of business on the tenth calendar day following the Shares Acquisition Date, or (ii) the Final Expiration Date. If the Board of Directors redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right, in cash, common stock or other securities, as determined by the Board of Directors.

Exchange

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock of the Company, the Board of Directors may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right (subject to adjustment) other than Rights held by the Acquiring Person.

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Qualifying Offer Provision

If the Company receives a “qualifying offer” (that has not been terminated and continues to be a qualifying offer for the period hereinafter described) and the Board of Directors has not redeemed the outstanding Rights, exempted such qualifying offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the qualifying offer from the terms of the Rights Agreement within 90 business days following the commencement of such offer, and if, 90 to 120 business days following commencement, the Company receives notice from holders of at least 10% of the Company’s outstanding shares of common stock (excluding shares beneficially owned by the offeror and its affiliates and associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the qualifying offer, then the Board of Directors must call and hold such a special meeting by the 90th business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the qualifying offer, the Company enters into an agreement conditioned on the approval by holders of a majority of the Company’s outstanding shares of common stock with respect to a share exchange, merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board of Directors does not hold a special meeting by the Outside Meeting Date to vote on the exemption of the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the Outside Meeting Date. If the Board of Directors does hold a special meeting and stockholders vote at such meeting in favor of exempting the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the votes are certified as official by the inspector of elections.

A “qualifying offer,” in summary terms, is an offer determined by the Board of Directors to have the following characteristics:

a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the Company’s outstanding shares of common stock at the same per share consideration;

an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended;

an offer that, within 20 business days after commencement (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the Company’s common stock is either inadequate or unfair;

an offer whose per share offer price and consideration (x) is not less than $17.00, subject to adjustment as provided in the Rights Agreement, and (y) also represent a reasonable premium over the highest reported market price of the common stock in the 24 months immediately preceding the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the date on which the qualifying offer is commenced;

an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting request (subject to extension in certain circumstances), for at least 10 business days following such period;

an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Company’s common stock not held by the offeror (and its affiliates and associates) being tendered and not withdrawn as of the offer’s expiration date;

an offer that is subject only to the minimum tender condition described in the preceding clause and other customary terms and conditions, which conditions shall not include any due diligence, financing, funding or similar conditions;

an offer pursuant to which, subject to certain exceptions, the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above, the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 business days after any increase in the consideration being offered or after any bona fide alternative offer is commenced;

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an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all of the Company’s shares of common stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (a) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (b) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (c) all reports required under the Securities Exchange Act of 1934, as amended, will be filed by the offeror in a timely manner during such period; and

if the offer includes the offeror’s common stock as all or part of the offered consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of the offeror, which must be a publicly-owned U.S. corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or The NASDAQ Stock Market LLC, (C) no stockholder approval of the issuer of such common stock may be required to issue such common stock, or, if such approval may be required, such approval must have already been obtained, and (D) there must be no beneficial owner of 20% or more of the offeror’s common stock outstanding at the time of commencement or at any time during the term of the offer.

Anti-Dilution Provisions

The Rights will have the benefit of certain customary anti-dilution provisions.

Amendments

The terms of the Rights Agreement may be amended by the Board of Directors without the consent of the holders of the Rights. However, after a person or group becomes an Acquiring Person, the Board of Directors may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE RIGHTS AGREEMENT

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PROPOSAL 5. APPROVAL OF THE INNODATA INC. 2013 STOCK PLAN

The Board of Directors has adopted, and recommends that the stockholders approve, the Innodata Inc. 2013 Stock Plan (the “Plan”). The Plan permits the grant of stock options, stock appreciation rights, restricted stock, stock units and performance grants. Stockholder approval of the Plan is required by Nasdaq rules. If we receive stockholder approval, the Plan will become effective June 4, 2013. If we do not receive stockholder approval, the Plan will not go into effect.

If the Plan is approved by the stockholders, it will replace the Innodata Isogen, Inc. 2009 Stock Plan, as amended and restated, which is the Company’s sole plan for providing equity compensation to its employees and directors.

The Board of Directors recommends that the stockholders approve the Plan. The Board of Directors believes that stock based incentives align the interests of the Company’s employees with those of stockholders in building stockholder value, offer employees incentives for the achievement of superior performance over time, and fosters the retention of employees.

Additional Information Concerning the Plan

A summary of the material terms of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan that is included as Annex B to this Proxy Statement.

Effective Date. The Plan was approved by the Innodata Board of Directors on April 17, 2013 and will become effective on the date the Plan is approved by the stockholders of the Company.

Shares Available. The number of shares of stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to awards granted under the Plan shall be (i) 1,000,000 shares of Common Stock of Innodata (“Stock”), plus (ii) 41,096 shares of Stock that, as of the Effective Date of the Plan, were available for issuance under the Innodata Isogen, Inc. 2009 Stock Plan, as amended and restated (the “Prior Plan”), plus (iii) any shares subject to an award or portion of any award under the Prior Plan that are currently outstanding as of the Effective Date of the Plan that expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration. Shares of Stock subject to options or SARs granted under the Plan shall count against the share reserve as one share for every one share subject to such option or SAR and shares subject to any other type of award granted under the Plan shall count against the share reserve as two shares for every one share subject to such award. If any award, or portion of an award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such award shall thereafter be available for further awards under the Plan as provided in the next sentence. Shares of Stock that again become available for awards pursuant to the expiration, termination, forfeiture or cancellation of any award (other than an option or SAR) granted under the Plan, or of any award (other than an option or stock appreciation right) granted after March 31, 2011 under the Prior Plan, shall be added back as two shares for every one share subject to such award or Prior Plan award. All other awards under the Plan and all other awards under the Prior Plan shall be added back as one share for every one share subject to such award or Prior Plan award. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the Plan.

No further grants may be made under the Prior Plan on or after the date on which the Plan is approved by the stockholders of the Company.

Plan Limits. The maximum number of shares of Stock that may be subject to awards of any combination that may be granted during any fiscal year of the Company to any one individual is 1,000,000 shares, subject to adjustment for certain specified changes to the Company's capital structure. The maximum amount of cash that may be paid under the Plan to any one individual during any one fiscal year of the Company is $2,000,000.

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Share Counting. Any shares of Stock tendered or exchanged by a participant as full or partial payment to the Company of the exercise price under an option and any shares retained or withheld in satisfaction of a participant’s tax withholding obligations with respect to any award shall not be available for issuance, subjected to new awards or otherwise used to increase the number of shares of Stock available for awards under the Plan. The cash proceeds from option exercises shall not be used to repurchase shares of Stock on the open market for reuse under the Plan. SARs issued under the Plan that may be settled in shares of Stock shall reduce the number of shares available for awards under the Plan by the number of shares of Stock equal to the number of such SARs that are issued. Awards under the Plan that may only be settled in cash shall not reduce the number of shares available for awards under the Plan.

Eligibility. All directors, officers and other employees and other persons who provide services to the Company or any Related Company (as defined in Section 2.21 of the Plan) are eligible to participate in the Plan.

Administration. The administrator of the Plan will be the Compensation Committee of the Company’s Board of Directors unless otherwise designated by the Board of Directors. The Compensation Committee serving as administrator will, among other things, have the authority to: construe the Plan and any award under the Plan; select the directors and officers and others who provide services to the Company to whom awards may be granted and the time or times at which awards will be granted; determine the number of shares of common stock to be covered by or used for reference purposes for any award; determine and modify from time to time the terms, conditions, and restrictions of any award; approve the form of written instrument evidencing any award; accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable; waive, or accelerate the lapse, in whole or in part, any restriction or condition with respect to any award; impose limitations on awards; modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (subject to the restrictions below); delegate, to the extent permitted by applicable law, any portion of its authority under the Plan to any officer or director of the Company, subject to any conditions the Compensation Committee may establish; and make all other determinations deemed necessary or advisable for the administration of the Plan.

Repricing Prohibited. Without prior shareholder approval, the administrator of the Plan is expressly prohibited from (i) lowering the exercise price of any option or SAR after the date of grant; (ii) taking any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancelling an option or SAR at a time when its exercise price (or, with respect to an SAR, the fair market value of the Stock covered by the SAR on the grant date) exceeds the fair market value of the underlying Stock in exchange for any other award, unless the cancellation and exchange occurs in connection with a corporate transaction (as described in Section 10.1 of the Plan).

The Compensation Committee has not yet made any awards under the Plan. Because the granting of awards is in the sole discretion of the Compensation Committee, the nature and magnitude of future awards under the Plan cannot currently be determined.

Types of Awards. The types of awards that may be made under the Plan are stock options, stock appreciation rights, restricted stock awards, stock units and performance grants. The Compensation Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, purchase price, if any, for restricted stock awards, and performance goals for performance grants, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

Stock Options. The Compensation Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our Stock on the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years (5 years, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), and (3) the recipient must be an employee of our Company. The term for non-qualified options may not exceed 10 years.

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Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our Stock over a specified base price determined by the Compensation Committee. The base price may not be less than 100% of the fair market value of the Stock covered by the SAR on the date of grant. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our Stock as of the exercise date over (2) the specified base price. At the discretion of the Compensation Committee, any required payment may be made in cash, shares of our Stock, or both. The term of any SAR may not exceed 10 years.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our Stock for no consideration or for the consideration specified by the Compensation Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Compensation Committee determines.

Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our Stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account.

Performance Grants. A performance grant is an award based on the achievement of performance goals set forth with respect to certain performance criteria. For each performance grant the Compensation Committee will establish the amount of cash or shares of our Stock payable at specified levels of performance, based on the performance goals for each performance criterion. Any performance grant will be made not later than 90 days after the start of the performance period to which such award relates and will be made prior to the completion of 25% of the performance period. Except as set forth in the next sentence, the Compensation Committee may increase, but not decrease, the level of performance needed to achieve any performance goal during the performance period. The administrator may provide, in its discretion, for a performance grant to be payable without regard to the attainment of the performance goals established with respect to the award only in the event of a participant’s retirement, death or disability, or the occurrence of a Change of Control (as defined in Section 2.5 of the Plan).

Performance Criteria. Performance goals may be based on any one or more of the following performance criteria: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; bookings; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

Code Section 162(m). With respect to any restricted stock awards or stock units intended to qualify as “performance-based compensation" under Code Section 162(m), the terms and conditions of such award shall be implemented by the Compensation Committee in a manner designed to preserve such awards as “performance-based compensation.”

Modifications. No modification (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B)) may be made with respect to any option or SAR if the modification would result in the option or SAR constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(C)) may be made with respect to any option or SAR if the extension would result in the option or SAR having an additional deferral feature from the date of grant, in each case without the participant’s consent.

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Certain Corporate Transactions. If certain corporate transactions specified in the Plan occur, the Compensation Committee shall proportionately adjust the Plan and awards as it deems necessary or appropriate to prevent enlargement or dilution of rights, including, without limitation, (1) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan and any other limits under the Plan; (2) the number and kind of shares or other securities subject to any then outstanding awards under the Plan; and (3) the exercise price, base price, or purchase price applicable to outstanding awards under the Plan. To the extent outstanding awards are not assumed by or substituted for by the surviving entity or its parent in connection with any merger or consolidation of the Company or any sale or transfer of all or part of the Company’s assets or business, or any similar event, the Compensation Committee may cancel the outstanding awards, but not outstanding Stock or Restricted Stock awards, and/or accelerate the vesting of the outstanding awards. The Compensation Committee may determine to pay no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. The Company is required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Any adjustment of ISOs shall be made only to the extent not constituting a "modification" within the meaning of Code Section 424(h)(3). Further, with respect to awards intended to qualify as "performance-based compensation" under Code Section 162(m), such adjustments shall be made only to the extent that the Administrator determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Code Section 162(m). No adjustments of NSOs and SARs shall be made, without the recipient’s consent, to the extent such adjustment would result in the NSO or SAR constituting a deferral of compensation (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B) or(C)).

Amendment. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Code Section 162(m)); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding awards without participant consent as it deems necessary or appropriate to ensure compliance with applicable securities laws and provisions of the Code.

Term of Plan. No award may be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

Section 409A Compliance.

Separation from Service. With respect to any award that provides for a deferral of compensation for purposes of Code Section 409A and that is payable under its terms on a participant’s termination of employment (including a participant’s termination of employment on account of retirement, if applicable), (i) any references in the Plan and in the participant’s grant agreement to the participant’s termination of employment or date of termination of employment shall refer to the participant’s Separation from Service or date of Separation from Service, as the case may be; and (ii) notwithstanding any provision herein or in the participant’s Grant Agreement to the contrary, if at the time of payment under such an award, the participant is a “specified employee” (as defined below), no such payment shall occur prior to the earlier of (A) the expiration of the six (6)-month period measured from the date of the participant’s Separation from Service, or (B) the date of the participant’s death. Upon the expiration of the six (6)-month deferral period referred to in the preceding sentence or the participant’s death, all amounts that would otherwise have been paid during such period but for these provisions shall be paid and any amounts that remain to be paid under the award shall be paid in accordance with the terms hereof and of the grant agreement. The term “specified employee” shall have the same meaning as assigned to that term under Code Section 409A(a)(2)(B)(i) and whether a participant is a specified employee shall be determined in accordance with written guidelines adopted by the Company for such purposes (or, in the absence of such guidelines, in accordance with the default provisions of Code Section 409A).

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Qualifying Change of Control. With respect to any award that provides for a deferral of compensation for purposes of Code Section 409A and that is payable under its terms upon a Change of Control, or under which the time or form of payment of the award varies depending on whether a Change of Control has occurred, any references herein and in the Participant’s grant agreement to a Change of Control or date of the Change of Control shall refer to a Qualifying Change of Control or the date of a Qualifying Change of Control, as the case may be. A “Qualifying Change of Control” for this purpose is an event which meets all the requirements for a Change of Control and which, in addition, constitutes a change in ownership of the Affected Corporation (as defined in Section 2.2 of the Plan), a change in effective control of the Affected Corporation, or a change in ownership of substantially all of the Affected Corporation’s assets, each as defined in U.S. Treasury Regulations Section 1.409A-3(i)(5).

Summary of Federal Income Tax Consequences .

Generally, a participant in the Plan will not incur any federal income tax when he receives an award, unless a participant who receives a restricted stock award makes a valid Section 83(b) election with respect to the award. If the participant makes a valid Section 83(b) election, the participant will recognize ordinary income equal to the fair market value of the restricted shares on the date of grant, and generally will not recognize any additional ordinary income at the time the restrictions with respect to the shares lapse.

Upon exercise of a nonstatutory stock option, a participant generally will recognize ordinary income equal to the difference between the fair market value of the stock acquired on the date of the exercise and the exercise price. A participant generally will not recognize any ordinary income upon exercise of an incentive stock option unless the participant is subject to the alternative minimum tax. If the participant holds the stock purchased upon exercise of an incentive stock option until the later of two years after the date of grant or one year after exercise, then any profit or loss realized on the later sale or exchange of the stock relative to the exercise price will be capital gain or loss. If the participant sells or exchanges the stock prior to the expiration of the holding period, the participant generally will recognize ordinary income equal to the difference between the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) and the exercise price, and any additional profit will be capital gain. If the amount realized upon the sale or exchange of the shares is less than the exercise price paid, then the participant will generally be entitled to a capital loss.

Unless the participant has made a valid Section 83(b) election, upon vesting of restricted stock, a participant will generally recognize ordinary income equal to the fair market value of the shares, determined at the time of vesting. A participant will generally recognize ordinary income upon payment of stock appreciation rights, restricted stock units and performance grants equal to the cash received or the fair market value of the shares paid under the award determined at the time of payment.

If the participant is an employee then ordinary income recognized by the participant in connection with an award as described above is generally subject to applicable tax withholding by us. We generally are not required to withhold taxes in connection with the exercise or disposition of an incentive stock option.

Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Internal Revenue Code Sections 162(m) and 280G) do not apply, we usually will be entitled to a business expense deduction when and for the amount which a participant recognizes as ordinary income in connection with an incentive award, as described above. We generally do not receive a deduction in connection with the exercise of an incentive stock option unless there is a disqualifying disposition of the shares acquired under the option.

Internal Revenue Code Section 162(m) imposes a $1,000,000 limit on the amount of the annual compensation deduction allowable to a publicly-held company with respect to its chief executive officer and up to four other most highly compensated officers whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934. An exception to this limit is provided for performance-based compensation if certain requirements are met. The Plan permits awards under the Plan to be granted in a manner that will qualify for this exception from the deduction limit.

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The discussion above is subject to the general federal tax doctrines of constructive receipt and economic benefit and to the applicable provisions of Code section 409A. If at any time a participant is in constructive receipt or receives the economic benefit of an award, the participant may incur federal tax liabilities with respect to the award earlier than the times described above. In addition if at any time the Plan, any award under the Plan or any arrangement required to be aggregated with the Plan or any award under the Plan fails to comply with the applicable requirements of Code section 409A, all amounts (including earnings) deferred under the Plan or such award for the taxable year and all preceding taxable years by any participant with respect to whom the failure relates are includible in such participant’s gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in the participant’s gross income. These amounts are also subject to an additional income tax equal to 20 percent of the amount required to be included in gross income and interest equal to the underpayment rate specified by the Internal Revenue Service plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE INNODATA INC. 2013 STOCK PLAN

VOTE REQUIRED

Election of Directors. Directors will be elected at the meeting by a plurality of the votes cast (i.e., the seven nominees receiving the greatest number of votes will be elected as directors).

Ratification of the Appointment of Independent Auditors. The appointment of CohnReznick LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

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Approval of the Company’s Executive Compensation on an Advisory Basis. The compensation of the named executive officers will be approved, on an advisory basis, if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such approval has been received.

Approval of the Company’s Rights Agreement. The approval of the Company’s Rights Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such approval has been received.

Approval of the Innodata Inc. 2013 Stock Plan . The approval of the Innodata Inc. 2013 Stock Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such approval has been received.

EXPENSE OF SOLICITATION

The cost of soliciting Proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit Proxies personally, by telephone, facsimile or electronic communication. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith. In addition, we have retained Eagle Rock Proxy Advisors to assist in the solicitation of Proxies for the 2013 Annual Meeting at a fee of $2,500.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple shareowners who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual Proxy materials or notice regarding the internet availability of Proxy materials. If the household received a printed set of Proxy materials by mail, each shareowner will receive his or her own Proxy card by mail. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt out of householding and continue to receive multiple copies of the Proxy materials or notice regarding the internet availability of Proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of Proxy materials or notice regarding the internet availability of Proxy materials, which typically are mailed in May of each year, by notifying us in writing or by telephone at: Innodata Inc. Investor Relations, 3 University Plaza, Hackensack, New Jersey 07601, (201) 371-8000. You also may request additional copies of the Proxy materials or notice regarding the internet availability of Proxy materials by notifying us in writing or by telephone at the same address or telephone number.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Notice Required to Include Proposals in Our Proxy Statement

We will review for inclusion in next year's proxy statement shareholder proposals received by January 3, 2014. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Innodata Inc., Three University Plaza, Hackensack, New Jersey 07601, Attention: Corporate Secretary.

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Notice Required to Bring Business Before an Annual Meeting

Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder who proposes to nominate a candidate for director or propose other business at the 2014 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed; or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC, excluding exhibits, is being mailed to you concurrently herewith. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction by written request addressed to Investor Relations, Innodata Inc., 3 University Plaza, Hackensack, New Jersey 07601.

OTHER MATTERS

The Company knows of no items of business that are expected to be presented for consideration at the Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Hackensack, New Jersey	By Order of the Board of Directors
April 18, 2013
/s/ Amy R. Agress

Amy R. Agress
Vice President, General Counsel and Secretary

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Annex A

Innodata Inc.

and

American Stock Transfer & Trust Company, LLC, as Rights Agent

dated as of December 27, 2012

ii

iii

RIGHTS AGREEMENT dated as of December 27, 2012 (the "Agreement"), between Innodata Inc., a Delaware corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company (the "Rights Agent").

Preamble

On December 27, 2012 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (the "Board") authorized and declared a dividend distribution of one preferred share purchase right (a "Right") for each share of common stock, par value $0.01 per share, of the Company (the "Common Stock") outstanding at the Close of Business on January 14, 2013 (the "Record Date"), and has authorized the issuance of one Right (as such number may be hereinafter adjusted pursuant to the terms hereof) with respect to each additional share of Common Stock that shall become outstanding between the Record Date and the earliest of Close of Business on the Distribution Date, the Redemption Date and Close of Business on the Final Expiration Date, each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), or such different amount and/or kind of securities as shall be hereinafter provided.

The parties wish to enter into this Agreement in order to set forth the terms of the Rights. Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1      Definitions. For purposes of this Agreement, the following terms have the following meanings:

(a)          "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan; provided, however, that the foregoing definition shall be subject to the following qualifications:

(i)          no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company constituting 1% or more of the Common Stock outstanding as of the Close of Business on the date that such Person first becomes the Beneficial Owner of 20% or more of the Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person"; and

(ii)         if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person" became such inadvertently (including, without limitation, because (x) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (y) such Person was aware of the extent of its Beneficial ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial ownership under this Agreement) and without any intention of changing or influencing control of the company, and if such person as promptly as practicable divested or divests itself of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement.

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(b)          "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement .

(c)          A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

(i)          which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or ex-change offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights;

(ii)         which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has "beneficial ownership" of or has the right to vote or dispose of (in each case as determined pursuant to Rule 13d-3 of the Exchange Act Regulations), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii)        which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (c)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities that such Person acquires, or has the right to acquire, pursuant to customary agreements with the Company and/or between underwriters and selling group members with respect to a bona fide public offering of securities. Notwithstanding anything in the definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder; or

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(iv)        that are the subject of a derivative transaction entered into by such Person or any of such Person’s Affiliates or Associates, including, for these purposes, any derivative security acquired by such Person or any of such Person’s Affiliates or Associates that gives such Person or any of such Person’s Affiliates or Associates the economic equivalent of ownership of an amount of securities due to the fact that the value of the derivative security is explicitly determined by reference to the price or value of such securities, or that provides such Person or any of such Person’s Affiliates or Associates an opportunity, directly or indirectly, to profit or to share in any profit derived from any change in the value of such securities, in any case without regard to whether (A) such derivative security conveys any voting rights in such securities to such Person or any of such Person’s Affiliates or Associates; (B) the derivative security is required to be, or capable of being, settled through delivery of such securities; or (C) such Person or any of such Person’s Affiliates or Associates may have entered into other transactions that hedge the economic effect of such derivative security. In determining the number of Common Stock that are Beneficially Owned by virtue of the operation of this Section 1(c)(iv), the subject Person will be deemed to Beneficially Own (without duplication) the notional or other number of Common Stock that, pursuant to the documentation evidencing the derivative security, may be acquired upon the exercise or settlement of the applicable security or as the basis upon which the value or settlement amount of such security, or the opportunity of the holder of such derivative security to profit or share in any profit, is to be calculated, in whole or in part, and in any case (or if no such number of Common Stock is specified in such documentation or otherwise) as determined by the Board in good faith to be the number of Common Stock to which the derivative security relates.

(d)          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(e)          "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(f)          "Common Stock" when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company.

(g)          "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(h)          "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

(i)          "Company" shall have the meaning set forth in the introductory paragraph to this Agreement.

(j)          “Current per Share Market Price” and "current per share market price" shall have the meaning set forth in Section 11(d)(i) hereof.

(k)          "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

(l)          "Definitive Acquisition Agreement" shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Stock of the Company and is with respect to (i) a share exchange, merger, consolidation, recapitalization, reorganization, business combination or similar transaction involving the Company or (ii) the acquisition, directly or indirectly, of assets or earning power aggregating 50% or more of the consolidated assets or earning power of the Company and its Subsidiaries (taken as a whole).

(m)          "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

(n)          "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

(o)          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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(p)          "Exchange Act Regulations" shall mean the General Rules and Regulations under the Exchange Act.

(q)          "Expiration Date" shall mean the Close of Business on January 13, 2016

(r)          "Final Expiration Date" shall mean the earlier to occur of (A) the Close of Business on the day following the certification of the voting results of the Company’s 2013 annual meeting of stockholders, if at such stockholder meeting there was no proposal to approve the Rights Agreement or if a proposal to approve the Rights Agreement did not receive the affirmative vote of the holders of a majority of the Company’s Common Stock present in person or represented by proxy, entitled to vote and actually voted on such proposal and (B) the Expiration Date.

(s)          "Person" shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

(t)          "Preferred Shares" shall mean shares of Series C Participating Preferred Stock, par value $0.01 per share, of the Company having such rights and preferences upon adoption as are set forth in Certificate of Designation filed with the Secretary of State of Delaware on December 30, 2002 and set forth as Exhibit A hereto.

(u)          "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

(v)         “Qualifying Offer” shall mean an offer determined by the Board of Directors of the Company to have each of the following characteristics:

(i)          a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding Common Stock of the Company at the same per share consideration;

(ii)         an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)        an offer that, within twenty (20) Business Days after commencement (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Stock of the Company is either inadequate or unfair;

(iv)        an offer whose per share offer price and consideration (x) is not less than $17.00, subject to adjustment as provided in this Agreement, and (y) also represent a reasonable premium over the highest reported market price of the Common Stock of the Company in the immediately preceding 24 months prior to the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;

(v)         an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 23(b), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, for at least ten (10) Business Days following the last day of such Special Meeting Period;

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(vi)        an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Stock of the Company not held by the offeror (and such Person’s Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(vii)       an offer that is subject only to the minimum tender condition described in Section 1(v)(vi) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

(viii)      an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(v)(v), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced; provided, however, that such offer need not remain open, as a result of Section 1(v)(v) and this Section 1(v)(viii), beyond (A) the time that any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such Section 1(v)(v) and this Section 1(v)(viii), (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 under the Exchange Act, of any other tender offer for the Common Stock of the Company with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of the Common Stock of the Company thereunder (unless such other offer is terminated prior to its expiration without any of the Common Stock of the Company having been purchased thereunder) or (C) one (1) Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of election;

(ix)         an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all of the Common Stock of the Company not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(x)          an offer pursuant to which the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

(xi)         an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period;

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(xii)        if the offer includes shares of common stock of the offeror, (A) the non-cash portion of the consideration offered must consist solely of common stock of an offeror that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or The NASDAQ Stock Market LLC ("Nasdaq"), (C) no stockholder approval of the issuer of such common stock may be required to issue such common stock, or, if such approval may be required, such approval must have already been obtained, (D) there must be no Person (including such Person’s Affiliates and Associates) that Beneficially Owns 20% or more of the shares of common stock of the offeror then outstanding at the time of commencement of the offer or at any time during the term of the offer, (E) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of such offer; and

(xiii)       if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisors for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board to evaluate the offer and make an informed decision and, if requested by the Board, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it has completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror.

For purposes of this definition, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, binding written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, which conditions shall not include any requirements with respect to such financial institutions or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.

(w)          “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b).

(x)          "Record Date" shall have the meaning set forth in the Preamble to this Agreement.

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(y)          "Redemption Date" shall have the meaning set forth in Section 23(c) hereof.

(z)          "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

(aa)         "Right" shall have the meaning set forth in the Preamble to this Agreement.

(bb)         "Right Certificate" shall mean a certificate evidencing a Right in substantially the form of Exhibit B hereto.

(cc)         "Rights Agent" shall have the meaning set forth in the introductory paragraph to this Agreement.

(dd)         "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

(ee)         "Shares Acquisition Date" shall mean the earlier of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

(ff)         "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

(gg)         "Subsidiary" of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(hh)         "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

(ii)         "Summary of Rights" shall mean the Summary of Rights to Purchase Preferred Shares in substantially the form of Exhibit C hereto.

(jj)         "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

(kk)         "Voting Stock," as of the date of any determination, shall mean the shares of Common Stock then outstanding and any other shares of capital stock of the Company then outstanding which are entitled to vote upon matters submitted to the stockholders of the Company for a vote.

Section 2      Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agent shall be as the Company shall determine. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

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Section 3      Issue of Right Certificates.

(a)          Until the earlier of (i) the Close of Business on the tenth calendar day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each share of Common Stock so held. From and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)          On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Close of Business on the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights. Until the Close of Business on the Distribution Date (or, if earlier the Redemption Date or the Close of Business on the Final Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock evidenced thereby.

(c)          Certificates for Common Stock which become outstanding (including, without limitation, reacquired Common Stock referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Innodata Inc. and American Stock Transfer & Trust Company, LLC, dated as of December 27, 2012 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Innodata Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Innodata Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.

With respect to such certificates containing the foregoing legend, until the Close of Business on the Distribution Date, the Rights associated with the Common Stock represented by certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

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In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Notwithstanding this Section 3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4      Form of Right Certificates.

The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

Section 5      Countersignature and Registration.

(a)          The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents, or its Chief Financial Officer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned, either manually or by facsimile. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)          Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced by each of the Right Certificates and the date of each of the Right Certificates.

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Section 6	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)          Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7        Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)          The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11(a)(ii) hereof or have been redeemed pursuant to Section 23 hereof) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date and prior to the Final Expiration Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the time at which the Rights expire in connection with the consummation of a Qualifying Offer as provided in Section 23 hereof.

(b)          The purchase price for each one one-thousandth of a Preferred Share to be purchased upon the exercise of a Right shall initially be Fourteen Dollars ($14.00) (the "Purchase Price"), shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c)          Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the number of one one-thousandths of a Preferred Share to be purchased, and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Preferred Shares certificates for the number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 hereof, (iii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.

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(d)          In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such registered holder's duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)          Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (and/or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8      Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9      Status and Availability of Preferred Shares.

(a)          The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

(b)          The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

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(c)          The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of a Section 11(a)(ii) Trigger Date, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable, and (B) the Final Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date on which it first becomes obligated to file a registration statement as described above, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)          The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

Section 10      Preferred Shares Record Date.

Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11      Adjustment of Purchase Price, Number of Shares or Number of Rights.

The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i)          In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior, to any adjustment required pursuant to Section 11(a)(ii).

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(ii)         Subject to Section 23 and Section 24, and further subject to the following paragraph of this subparagraph (ii), in the event any Person shall become an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Stock (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such an event, any Rights that are or were beneficially owned or acquired by such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) on or after the earlier of (x) the date of such event and (y) the Distribution Date shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof shall be canceled.

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(iii)        In the event that the number of shares of Common Stock which are authorized by the Company's certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the holder of each Right to purchase the number of shares of Common Stock to which he would be entitled upon the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of paragraph (a) of this Section 11, or should the Board of Directors so elect, the Company shall: (A) determine the excess of (1) the value of the Common Stock issuable upon the exercise of a Right (calculated as provided in the last sentence of this subparagraph (iii)) pursuant to Section 11(a)(ii) hereof (the "Current Value") over (2) the aggregate Purchase Price that would be payable upon full exercise of a Right (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for such Common Stock, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has determined to have the same value as shares of Common Stock (such shares of preferred stock, "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets , or any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of an investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Stock described in Section 11(a)(ii) (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. At such time as the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement so stating. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

(b)          In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("Equivalent Preferred Shares")) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c)          In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d)

(i)          For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted by the Board of Directors to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Security is not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

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(ii)         For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the shares of Common Stock nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e)          No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f)          If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), (b),(c), (h), (i), (j), (k), (l), (m) and (n) and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)          all Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)          Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one ten-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(i)          The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been distributed, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)          Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k)          Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

(l)          In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

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(m)          Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of any rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

(n)          In the event that the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in Common Stock shares, (B) subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock (by reverse stock split or otherwise) into a smaller number of Common Stock shares, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event: (1) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) outstanding immediately following such time shall have associated with it the number of Rights as were associated with one share of Common Stock immediately prior to the occurrence of the event described in clauses (A)-(D) above; (2) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be adjusted so that the Purchase Price thereafter shall equal the result obtained by multiplying the Purchase Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the event described in clauses (A)-(D) above, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of such Right; and (3) the number of one one-thousandth of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event shall equal the number of one one-thousandth of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each share of Common Stock that shall become outstanding after an adjustment has been made pursuant to this Section 11(n) shall have associated with it the number of Rights, exercisable at the Purchase Price and for the number of one one-thousandth of a Preferred Share (or shares of such other capital stock) as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs which would require an adjustment under both this Section 11(n) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(n) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

Section 12     Certificate of Adjustment.

Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure by the Company to make such certification or give such notice shall not affect the validity of or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

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Section 13     Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

In the event that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Common Stock of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Stock thereafter deliverable upon the exercise of the Rights. The Company covenants and agrees that it shall not consummate any such consolidation merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. For purposes hereof, the "earning power" of the Company and its Subsidiaries shall be determined in good faith by the Company's Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

Section 14     Fractional Rights and Fractional Shares.

(a)          The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for such Trading Day shall be determined in accordance with the method set forth in Section 11(d)(i).

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(b)          The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depository receipts, pursuant to an appropriate agreement between the Company and a depository selected by it; provided, that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depository receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise

(c)          The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided above).

Section 15     Rights of Action.

All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16     Agreement of Right Holders.

Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)          prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

(b)          after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification; and

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(c)          the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17     Right Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18     Concerning the Rights Agent.

(a)          The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability in connection therewith.

(b)          The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19     Merger or Consolidation or Change of Name of Rights Agent.

(a)          Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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(b)          In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20     Duties of Rights Agent.

The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)          The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)          Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, but not limited to, the identity of any Acquiring Person, the determination of the current market price of any security and the existence of a Qualifying Offer) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)          The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)          The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)          The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

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(f)          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)          The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h)          The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)          The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

Section 21     Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22     Issuance of New Right Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement or upon the exercise, conversion or exchange of securities of the Company currently outstanding or issued at any time in the future by the Company and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued and this sentence shall be null and void ab initio if, and to the extent that, such issuance or this sentence would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options' or employee plans' or arrangements' failing to qualify for otherwise available special tax treatment and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23     Redemption.

(a)          The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth calendar date following the Shares Acquisition Date, or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

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(b)          In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement (or, if later, the first existence) of such Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the outstanding Common Stock of the Company (excluding Common Stock Beneficially Owned by the offeror and the offeror’s Affiliates and Associates) may submit to the Board, not earlier than ninety (90) Business Days nor later than 120 Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended by the Board (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of the Common Stock of the Company which are owned of record by each of such stockholders, and (z) in the case of the Common Stock of the Company that are Beneficially Owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such Beneficial Owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the outstanding Common Stock of the Company as of the record date for the Special Meeting selected by the Board shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (A) the Outside Meeting Date or (B) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

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(c)          Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) (such time the "Redemption Date"), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, other than in connection with the purchase of Common Stock.

(d)          Immediately upon the Close of Business on the Exemption Date, if any, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

Section 24     Exchange.

(a)          The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock of the Company then outstanding.

(b)          Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)          In the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Stock, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

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(d)          The Company shall not be required to issue fractions of Common Stock or to distribute certificates which evidence fractional Common Stock. In lieu of such fractional Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25     Notice of Certain Events.

(a)          In case the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock payable in shares of Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Shares, whichever shall be the earlier.

(b)          In case any event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26     Notices.

(a)          Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

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Innodata Inc.

Three University Plaza

Hackensack, NJ 07601

Attention: Office of the General Counsel

Copy to:

Oscar D. Folger, Esq.

151 W. 46th Street, 4th floor

NY, NY 10036-8512

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27     Supplements and Amendments.

The Company may from time to time, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent will execute such supplement or amendment.

Section 28     Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29     Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

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Section 30     Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31     Governing Law.

This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 32     Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 33     Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34     Administration.

The Board of Directors of the Company shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Innodata Inc.

By:	/s/ Amy R. Agress
Name: Amy R. Agress
Title: VP, General Counsel and Secretary

American Stock Transfer & Trust Company, LLC

By:	/s/ Paula Caroppoli
Name: Paula Caroppoli
Title: Senior Vice President

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EXHIBIT A

CERTIFICATE OF DESIGNATION OF

SERIES C PARTICIPATING PREFERRED STOCK

OF

INNODATA INC.

————————————

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

————————————

Innodata Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of preferred stock having a par value of $0.01 per share, which shall be designated as Series C Participating Preferred Stock (the "Series C Preferred Stock"), consisting of 100,000 shares having the following voting powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

1.          Designation and Amount. There is hereby created a series of the Preferred Stock of the Corporation. The shares of this series shall be designated as "Series C Participating Preferred Stock" (the "Series C Preferred Stock"). The number of shares constituting the Series C Preferred Stock shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series C Preferred Stock.

2.          Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series C Preferred Stock (i) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series C Preferred Stock.

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3.          Dividends and Distributions.

3.1.   Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preferred Stock.

3.2.   The Corporation shall declare a dividend or distribution on the Series C Preferred Stock as provided in subsection 3.1 above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

3.3.   Dividends due pursuant to subsection 3.1 shall begin to accrue on outstanding shares of Series C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of the first issuance of any share or fraction of a share of Series C Preferred, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

4.          Voting Rights. The holders of shares of Series C Preferred Stock shall have the following voting rights:

4.1.   Each share of Series C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.

4.2.   Except as otherwise provided herein or by law, the holders of shares of Series C Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

4.3.   Except as required by law, the holders of Series C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

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5.          Certain Restrictions.

5.1.   The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series C Preferred Stock unless concurrently therewith it shall declare a dividend on the Series C Preferred Stock as required by Section 3 hereof.

5.2.   Whenever quarterly dividends or other dividends or distributions payable on the Series C Preferred Stock as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock;

(iv) purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

5.3.   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection 5.2, purchase or otherwise acquire such shares at such time and in such manner.

6.         Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Certificate of Incorporation, as then amended.

7.          Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series Preferred Stock.

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8.          Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

9.         No Redemption. The shares of Series C Preferred Stock shall not be redeemable.

10.       Ranking. The Series C Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

11.       Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock, voting separately as a series.

12.       Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

In Witness Whereof, the undersigned has executed this Certificate as of December 30, 2002.

Innodata Corporation

By: /s/ Jack Abuhoff

Name: Jack Abuhoff

Title: Chief Executive Officer and President

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EXHIBIT B

Form of Right Certificate

Certificate No. R- _______	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE OR TERMINATION ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

Innodata Inc.

This certifies that _______________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 27, 2012 (the "Rights Agreement"), between Innodata Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, LLC (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York time, on January 13, 2016 (or earlier under certain circumstances set forth in the Rights Agreement), at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series C Participating Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $14.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the certification and the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 27, 2012, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) beneficially owned or acquired by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

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This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent. This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company's option, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share. Also subject to the provisions of the Rights Agreement, if the Company receives a Qualifying Offer (as defined in the Rights Agreement, which includes certain all-cash fully financed tender offers or exchange offers offering shares of the offeror’s common stock, or a combination thereof, for all of the outstanding shares of the Company’s common stock), holders of 10% of the Company’s outstanding shares of common stock (excluding shares held by the offeror and its Affiliates and Associates (in each case, as defined in the Rights Agreement) may direct the board of directors of the Company to call a special meeting of stockholders to consider a resolution exempting such Qualifying Offer from the provisions of the Rights Agreement.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of:

Attest:

By: :_____________________	Innodata Inc.
Name: :_____________________	By: _____________________
Name:_____________________
Title: _____________________
Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By: _____________________
Name:_____________________
Title: _____________________

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Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto

__________________________________________

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________ __, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

CERTIFICATION

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not, and to the knowledge of the undersigned have never been, beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate- continued

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FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

To: Innodata Inc.

The undersigned hereby irrevocably elects to exercise ________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

_______________________________________________________________

(Please insert social security or other identifying number)

_______________________________________________________________________ (Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

_______________________________________________________________

(Please insert social security or other identifying number)

_______________________________________________________________________ (Please print name and address)

Dated: _____________ ___,

Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

CERTIFICATION

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not, and to the knowledge of the undersigned have never been, beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

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EXHIBIT C

Summary of Rights to Purchase Preferred Stock

Introduction

On December 27, 2012, the Board of Directors of our Company, Innodata Inc., a Delaware corporation, declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share. The dividend is payable on January 14, 2013 to the stockholders of record as of the Close of Business on January 14, 2013. The Rights are governed by a Rights Agreement dated as of December 27, 2012 (the "Rights Agreement"), that we entered into with American Stock Transfer & Trust Company, LLC, as the Rights Agent.

Our Board has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group that acquires 20% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

We have provided below a summary description of certain terms of the Rights Agreement. Please note this summary is not complete, and should be read together with the entire Rights Agreement. A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Report on Form 8-K dated January 2, 2013. A copy of the Rights Agreement is available free of charge from our Company. If there is a conflict between the summary below and the Rights Agreement, the Rights Agreement will govern.

THE RIGHTS

Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on January 14, 2013. The Rights will initially trade with, and will be inseparable from, the common stock.

Until the Distribution Date described below, the Rights will be evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after January 14, 2013 until the Distribution Date described below.

PURCHASE PRICE

Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series C Participating Preferred Stock ("Preferred Stock") for $14.00 once the Rights become exercisable. This portion of a share of Preferred Stock will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights as a stockholder of our Company.

EXERCISABILITY

The Rights will not be exercisable until:

10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 20% or more of our outstanding common stock, or, if earlier,

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10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by Rights certificates that we will mail to all eligible holders of common stock.

Any Rights held by an Acquiring Person are void and may not be exercised.

CONSEQUENCES OF A PERSON OR GROUP BECOMING AN ACQUIRING PERSON

If a person or group becomes an Acquiring Person, all holders of Rights, except the Acquiring Person, may, for a purchase price of $14.00, acquire shares of our common stock having a market value of $28.00 based on the market price of the common stock prior to such person or group becoming an Acquiring Person.

If our Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights, except the Acquiring Person, may, for a purchase price of $14.00, purchase shares of the acquiring corporation having a market value of $28.00 based on the market price of the acquiring corporation's stock, prior to such merger.

PREFERRED STOCK PROVISIONS

Each share of Preferred Stock, if issued:

will not be redeemable;

will be junior to any other series of preferred stock we may issue;

will entitle the holder to quarterly dividend payments in an amount equal to 1,000 times the dividend, if any, paid on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive a quarterly dividend payment that is the same as any dividend paid on one share of common stock);

will entitle the holder upon liquidation to receive 1,000 times the payment made on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of common stock);

will entitle the holder, if common stock is exchanged via merger, consolidation or a similar transaction, to a per share payment equal to 1,000 times the payment made on one share of common stock (so that one one-thousandth of a share of Preferred Stock would entitle the holder to receive the same payment as is made on one share of common stock); and

will have the same voting power as 1,000 shares of common stock (so that one one-thousandth of a share of Preferred Stock would have the same voting rights as one share of common stock).

The value of one one-thousandth interest in a share of Preferred Stock should approximate the value of one share of common stock.

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EXPIRATION

If the Rights Agreement is approved by the stockholders at the 2013 annual meeting, the Rights will expire on January 13, 2016 or on an earlier date if we redeem or exchange them, as discussed below. If stockholders do not approve the Rights Agreement, or if at the stockholder meeting there was no proposal to approve the Rights Agreement, it will expire immediately following certification of the vote at the 2013 annual meeting.

REDEMPTION

Our Board may redeem the Rights for $0.001 per Right at any time prior to the earlier of (i) the Close of Business on the tenth calendar day following the Shares Acquisition Date, or (ii) the Final Expiration Date. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right, in cash, common stock or other securities, as determined by our Board.

EXCHANGE

After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock of the Company, the Board of Directors may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right (subject to adjustment), other than Rights held by the Acquiring Person.

QUALIFYING OFFER PROVISION.

If the Company receives a “qualifying offer” (that has not been terminated and continues to be a qualifying offer for the period hereinafter described) and the Board of Directors has not redeemed the outstanding Rights, exempted such qualifying offer from the terms of the Rights Agreement or called a special meeting for stockholders to vote on whether to exempt the qualifying offer from the terms of the Rights Agreement within 90 business days following the commencement of such offer, and if, 90 to 120 business days following commencement, the Company receives notice from holders of at least 10% of the Company’s outstanding shares of common stock (excluding shares beneficially owned by the offeror and its affiliates and associates) requesting a special meeting of the Company’s stockholders to vote on a resolution to exempt the qualifying offer, then the Board of Directors must call and hold such a special meeting by the 90th business day following receipt of the stockholder notice (the “Outside Meeting Date”).

If prior to holding a vote on the qualifying offer, the Company enters into an agreement conditioned on the approval by holders of a majority of the Company’s outstanding shares of common stock with respect to a share exchange, merger, consolidation, recapitalization, reorganization, business combination or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets or earning power, the Outside Meeting Date may be extended by the Board of Directors so that stockholders vote on whether to exempt the qualifying offer at the same time as they vote on such agreement.

If the Board of Directors does not hold a special meeting by the Outside Meeting Date to vote on the exemption of the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the Outside Meeting Date. If the Board of Directors does hold a special meeting and stockholders vote at such meeting in favor of exempting the qualifying offer, the qualifying offer will be deemed exempt from the Rights Agreement 10 business days after the votes are certified as official by the inspector of elections.

A “qualifying offer,” in summary terms, is an offer determined by the Board of Directors to have the following characteristics:

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a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the Company’s outstanding shares of common stock at the same per share consideration;

an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended;

an offer that, within 20 business days after commencement (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the holders of the Company’s common stock is either inadequate or unfair;

an offer whose per share offer price and consideration (x) is not less than $17.00, subject to adjustment as provided in the Rights Agreement, and (y) also represent a reasonable premium over the highest reported market price of the common stock of the Company in the immediately preceding 24 months prior to the date on which the offer is commenced; provided that to the extent that an offer includes common stock of the offeror, such per share offer price with respect to such common stock of the offeror will be determined for purposes of the foregoing provision using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;

an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting request (subject to extension in certain circumstances), for at least 10 business days following such period;

an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Company’s common stock not held by the offeror (and its affiliates and associates) being tendered and not withdrawn as of the offer’s expiration date;

an offer that is subject only to the minimum tender condition described above and other customary terms and conditions, which conditions shall not include any due diligence, financing, funding or similar conditions;

an offer pursuant to which, subject to certain exceptions, the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above, the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 business days after any increase in the consideration being offered or after any bona fide alternative offer is commenced;

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all of the Company’s shares of common stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

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an offer pursuant to which the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (a) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (b) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (c) all reports required under the Securities Exchange Act of 1934, as amended, will be filed by the offeror in a timely manner during such period; and

if the offer includes the offeror’s common stock as all or part of the offered consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of the offeror, which must be a publicly-owned U.S. corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the New York Stock Exchange or The NASDAQ Stock Market LLC, (C) no stockholder approval of the issuer of such common stock may be required to issue such common stock, or, if such approval may be required, such approval must have already been obtained, and (D) there must be no beneficial owner of 20% or more of the offeror’s common stock outstanding at the time of commencement or at any time during the term of the offer.

ANTI-DILUTION PROVISIONS

The Rights will have the benefit of certain customary anti-dilution provisions.

AMENDMENTS

The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. However, after a person or group becomes an Acquiring Person, our Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

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Annex B

INNODATA INC. 2013 STOCK PLAN

ARTICLE I

General

1.1.         Purpose. The purpose of the Innodata Inc. 2013 Stock Plan (the “Plan”), is to provide additional incentive to officers, directors, employees and others who render services to Innodata Inc. (the “Corporation”) and any Related Company. It is intended that Awards granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Corporation, or otherwise render services to the Corporation, and stimulate their efforts on behalf of the Corporation.

1.2.         Term. No Award shall be granted under the Plan after the close of business on the day immediately preceding the 10-year anniversary of the Effective Date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

1.3.         Shares Subject to the Plan. Subject to adjustments as provided in Article X, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be (i) one million (1,000,000) shares of Common Stock of Innodata (“Stock”), plus (ii) forty-one thousand ninety-six (41,096) shares of Stock that, as of the Effective Date of the Plan, were available for issuance under the 2009 Stock Plan, as amended and restated (the “Prior Plan”), plus (iii) any shares subject to an award or portion of any award under the Prior Plan that are currently outstanding as of the Effective Date of the Plan that expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration. Shares of Stock subject to Options or SARs granted under the Plan shall count against the share reserve as one (1) share for every one (1) share subject to such Option or SAR and shares subject to any other type of Award granted under the Plan shall count against the share reserve as two (2) shares for every one (1) share subject to such Award. No further awards shall be made under the Prior Plan on or after the Effective Date of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan as provided in the next sentence. Shares of Stock that again become available for Awards pursuant to the expiration, termination, forfeiture or cancellation of any Award (other than an Option or SAR) granted under the Plan, or of any award (other than an option or stock appreciation right) granted after March 31, 2011 under the Prior Plan, shall be added back as two (2) shares for every one (1) share subject to such Award or Prior Plan award. All other Awards under the Plan and all other awards under the Prior Plan shall be added back as one (1) share for every one (1) share subject to such Award or Prior Plan award.

1.4          Share Counting. Any shares of Stock tendered or exchanged by a Participant as full or partial payment to the Corporation of the exercise price under an Option (or an option under the Prior Plan) and any shares retained or withheld in satisfaction of a Participant’s tax withholding obligations with respect to any Award (or an award under the Prior Plan) shall not be available for issuance, subjected to new Awards or otherwise used to increase the number of shares of Stock available for Awards under the Plan. The cash proceeds from Option exercises (or exercises of options under the Prior Plan) shall not be used to repurchase shares of Stock on the open market for reuse under the Plan. SARs issued under the Plan that may be settled in shares of Stock shall reduce the number of shares available for Awards under the Plan by the number of shares of Stock equal to the number of such SARs that are issued. Awards under the Plan (or under the Prior Plan) that may only be settled in cash shall not reduce the number of shares available for Awards under the Plan.

Innodata Inc. 2013 Stock Plan	1

1.5.         Plan Limits. All of the shares of Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as ISOs. Subject to adjustments as provided in Article X, the maximum number of shares of Stock subject to Awards of any combination that may be granted during any one (1) fiscal year of the Corporation to any one (1) individual shall be limited to one million (1,000,000) shares; provided that such number shall be adjusted pursuant to Article X, and shares otherwise counted against such number, only in a manner which will not cause Awards granted under the Plan to fail to qualify as "performance-based compensation" under Code Section 162(m). The maximum amount of cash that may be paid under the Plan to any one (1) individual during any one (1) fiscal year of the Corporation shall be limited to two million dollars ($2,000,000).

ARTICLE II

Definitions

For purposes of the Plan, the following terms shall be defined as set forth below.

2.1.         Administrator means, unless otherwise designated by the Board, the Compensation Committee, provided that, if any member of the body constituting the Administrator at any given time does not qualify as (i) an outside director for purposes of Code Section 162(m), (ii) a non-employee director for purposes of Rule 16b-3 under the Exchange Act, and (iii) an independent director for purposes of the rules of the exchange on which the Stock is traded, the remaining members of the body constituting the Administrator (but not less than two members) shall be constituted as a subcommittee to act as the Administrator for purposes of the Plan.

2.2.         Affected Corporation means the corporation (either the Corporation or a Related Company) that employs the Participant or for which the Participant performs services at the time of a change of control event (the “Employer Corporation”), and any other corporation in a chain of corporations in which each corporation owns more than 50 percent of the total fair market value and total voting power of another corporation in the chain, ending with the Employer Corporation.

2.3.         Award means any Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, Performance Grants, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant.

2.4.         Board means the Board of Directors of the Corporation.

2.5.         Change of Control means any of the following events:

(i)          The Corporation merges, consolidates, exchanges shares or engages in a similar transaction with any other entities other than a transaction which results in the Corporation’s voting stock immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least fifty percent (50%) of the combined voting power of the Corporation’s or such surviving entity’s outstanding voting stock immediately after such transaction; or

(ii)         The liquidation or dissolution of the Corporation or the sale or disposition by the Corporation (in one (1) transaction or a series of transactions) of all or substantially all of the Corporation’s assets; or

(iii)        The acquisition by any person (other than the Corporation, any Related Company or any employee benefit plan of the Corporation or of any Related Company) (a “Person”), together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Exchange Act) of such Person, of more than fifty percent (50%) of the Corporation’s then outstanding voting stock.

2.6          Code means the Internal Revenue Code of 1986, as amended.

2.7.         Exchange Act means the Securities Exchange Act of 1934, as amended.

Innodata Inc. 2013 Stock Plan	2

2.8.         Disability means (i) for any purpose relating to an ISO, a disability as defined in Code Section 22(e)(3); and (ii) for any purpose relating to an Award that provides for a deferral of compensation within the meaning of Code Section 409A and that is payable under its terms upon the Participant’s Disability, the Participant’s inability to engage in any substantial gainful activity or receipt of income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer, in each case by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; and (iii) for any other purpose under the Plan, a disability as determined in the discretion of the Administrator.

2.9.         Effective Date means the date on which the Plan will become effective as provided in Section 13.7.

2.10.       Fair Market Value means, as to Stock as of any date,

(i)          If the Stock is not traded on any over-the-counter market or on a national securities exchange, the fair market value determined by the Board using the reasonable application of a reasonable valuation method;

(ii)         If the Stock is traded in the over-the-counter market, based on most recent closing price for the Stock on the Grant Date or other date the calculation thereof shall be made or, if such date is not a trading day, on the most recent trading day immediately preceding such date; or

(iii)        If the Stock is listed on a national securities exchange, based on the closing price for the Stock on such exchange on the Grant Date or other date the calculation thereof shall be made or, if such date is not a trading day, on the most recent trading day immediately preceding such date.

2.11.       Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

2.12.       Grant Date means the date on which the Administrator completes the corporate action necessary to give a Participant a legally binding right to compensation under the terms and conditions of an SAR, constitute an offer of stock for sale to a Participant under the terms and conditions of an Option, or otherwise grant a Restricted Stock Award, Stock Unit or Performance Grant to a Participant, or in each case such future date as the Administrator shall so designate at the time of completing such corporate action.

2.13.       ISO means any Option designated and qualified as an “incentive stock option” as defined in Code Section 422.

2.14.       NSO means any Option that is not an ISO.

2.15.       Option means any option to purchase shares of Stock granted under Article V.

2.16.       Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of “Parent Corporation” provided in Code Section 424(e), or any successor to such definition.

2.17.       Participant means any person to whom any Award is granted pursuant to the Plan.

2.18.       Performance Criterion means any one (1) or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Administrator, applied to either the Corporation as a whole or to a business unit or Related Company, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; bookings; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. To the extent consistent with Code Section 162(m) and the regulations promulgated thereunder and unless otherwise determined by the Administrator at the time the Performance Goals are established, the Administrator shall, in applying the Performance Goals, exclude the adverse effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs that have been approved by the Board; reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items separately identified in the financial statements and/or notes thereto in accordance with generally accepted accounting principles.

Innodata Inc. 2013 Stock Plan	3

2.19.       Performance Goal means an objectively determinable performance goal established by the Administrator with respect to a given Award that relates to one or more Performance Criteria.

2.20.       Performance Grant means an Award made pursuant to Article VIII.

2.21.       Related Company means (i) for any purpose relating to an ISO, any Parent or Subsidiary, (ii) for purposes of determining eligibility to receive an NSO or SAR, any corporation or other entity, whether now or hereafter existing, in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (as defined in Treasury Regulations Section 1.414(c)-2(b)(2)(i), provided that the phrase “at least 50 percent” is used instead of “at least 80 percent” each place it appears therein) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Corporation has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business, whether now or hereafter existing, that would be required to be treated as a single employer with the Corporation under Code Sections 414(b) or (c), provided that, in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying Treasury Regulations Section 1.414(c)-2 for purposes of determining trades or businesses under common control, the phrase “at least 50 percent” shall replace the phrase “at least 80 percent” each time it appears in those Sections.

2.22.       Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

2.23.       SAR means a stock appreciation right, as awarded under Article VI.

2.24.       Separation from Service means a Participant’s termination of employment or other separation from service (within the meaning of U.S. Treasury Regulations Section 1.409A-1(h), applying the default terms thereof) with the Corporation and all Related Companies.

2.25.       Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

2.26.       Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the Grant Date (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation’s assets. Stock Units are awarded under Article VII.

2.27.       Subsidiary means any corporation (other than the Corporation), whether now or hereafter existing, in any unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in the chain.

ARTICLE III

Administration

3.1.         General. The Plan shall be administered by the Administrator. The Administrator’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Innodata Inc. 2013 Stock Plan	4

3.2.         Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator’s sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

(i)          Construe the Plan and any Award under the Plan;

(ii)         Subject to Section 4.1, select the persons to whom Awards may be granted and the time or times at which Awards shall be granted;

(iii)        Determine the number of shares of Stock to be covered by or used for reference purposes for any Award;

(iv)        Determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards) and to approve the form of written instrument evidencing Awards;

(v)         Accelerate the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant’s termination of employment or death;

(vi)        Impose limitations on Awards, including limitations on transfer and repurchase provisions;

(vii)       Modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards, provided that, without prior shareholder approval, the Administrator is expressly prohibited from repricing an Option or SAR if the exercise price of the new Option or SAR would be less than the exercise price of the Option or SAR under the existing Award surrendered for cancellation;

(viii)      Delegate, to the extent permitted by applicable law, any portion of its authority under the Plan to any officer or officers of the Corporation, including without limitation the ability to grant Awards under the Plan, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s or officers’ ability to grant Awards to “executive officers” within the meaning of Section 16 of the Exchange Act or to “covered employees” within the meaning of Code Section 162(m)(3)); and

(ix)         Make all other determinations deemed necessary or advisable for the administration of the Plan, including without limitation whether a Participant has experienced a Disability for purposes of any Award.

3.3          Repricing Prohibited. Without prior shareholder approval, the Administrator is expressly prohibited from (i) lowering the exercise price of any Option or SAR after the Date of Grant; (ii) taking any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancelling an Option or SAR at a time when its exercise price (or, with respect to an SAR, the Fair Market Value of the Stock covered by the SAR on the Grant Date) exceeds the Fair Market Value of the underlying Stock in exchange for any other Award or cash, unless the cancellation and exchange occurs in connection with a Corporate Transaction (as described in Article X below). Adjusting the number of shares or exercise price with respect to an Award as provided in Section 10.1.1 due to a stock split, stock dividend, extraordinary cash dividend, or other similar change in capitalization shall not be deemed a repricing for purposes of the Plan.

Innodata Inc. 2013 Stock Plan	5

3.4          Non-Employee Director Awards. All determinations with respect to Awards made to non-employee directors of the Corporation, including without limitation the determination of whether or not to make the Award and all terms and conditions thereof, shall be made either by the Administrator or, to the extent reserved by the Board, by those members of the Board who are not employees of the Company or any of its Related Companies.

ARTICLE IV

Eligibility and Participation

4.1.         Eligibility. The persons eligible to participate in the Plan are officers, directors, and employees of the Corporation or its Related Companies and other natural persons who render bona fide services to the Corporation or its Related Companies.

ARTICLE V

Stock Options

5.1.         General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

5.2.         Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in its sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan. Reload options are expressly prohibited.

5.3.         Exercise Price. The price per share payable upon the exercise of each Option (the “Exercise Price”) shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that the Exercise Price of each Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares on the Grant Date. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code Section 422(b)(6), after application of the attribution rules in Code Section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or any Related Company shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date.

5.4          Payment for Shares of Stock upon Exercise of Option. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired. The full payment of the Exercise Price shall be made:

(i)           In cash; or

(ii)          With the consent of the Administrator and to the extent permitted by it:

(A)         With Stock of the Corporation valued at Fair Market Value on date of exercise;

(B)         To the extent permitted by law, with a full recourse interest bearing promissory note of the Participant secured by a pledge of the shares of Stock received upon exercise of such Options, and having such other terms and conditions as determined by the Administrator;

(C)         By delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly deliver to the Corporation a portion of the proceeds thereof equal to the Exercise Price; or

(D)         Any combination of any of the foregoing.

5.5.         Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall any Option be exercisable more than ten years from the date it is granted.

5.6.         Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

Innodata Inc. 2013 Stock Plan	6

5.6.1.          Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan’s adoption by the Board of Directors or approval by the Corporation’s shareholders but will be an NSO and not an ISO if the Plan is not approved by shareholders within twelve months from the grant of the option.

5.6.2.          Term. The term of an ISO shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the term of any ISO granted to a Participant who owns, within the meaning of Code Section 422(b)(6), after application of the attribution rules in Code Section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or Related Company shall not exceed five (5) years.

5.6.3.          Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and any Related Company may not exceed one hundred thousand dollars ($100,000) or such other amount as may be permitted from time to time under Code Section 422. To the extent that such aggregate Fair Market Value shall exceed one hundred thousand dollars ($100,000), or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

5.6.4.          Participant. ISOs shall only be issued to employees of the Corporation or any Related Company.

5.6.5.          Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant’s right to exercise the other.

5.6.6.          Designation. No option shall be an ISO unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option.

5.6.7.          Period of Exercise. Any Option which is an ISO shall in all events lapse unless exercised by the Participant:

(i)          Prior to the eighty-ninth (89th) day after the date on which employment terminated, if termination was other than by reason of death or Disability; and

(ii)         Within a twelve (12)-month period next succeeding the death of the Participant if termination is by reason of death or Disability.

5.7.         Exercisability. Options shall be exercisable as provided in the Grant Agreement.

5.8.         Transferability. ISOs shall be non-transferable except by will or by the laws of descent and distribution and shall be exercisable during the Participant’s lifetime solely by the Participant. Except as provided in the next sentence, NSOs shall not be assignable or transferable by the Participant, except by will, or by the laws of descent and distribution. To the extent provided in the Grant Agreement, NQOs may be transferred without consideration (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations.

5.9.         Modifications. No modification (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B)) shall be made with respect to any Option if the modification would result in the Option constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(C)) shall be made with respect to any Option if the extension would result in the Option having an additional deferral feature from the Grant Date, in each case without the Participant’s consent.

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ARTICLE VI

Stock Appreciation Rights

6.1.         Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option). The term of any SAR shall not exceed ten (10) years from Grant Date.

6.2.         Restrictions on Tandem SARs. Options may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Option is not less than the Exercise Price for such Option. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR. A tandem SAR must have the same Grant Date as the Option to which the tandem SAR relates.

6.3          Base Price. The base price per share of each SAR (the “Base Price”) shall be determined by the Administrator and set forth in the Grant Agreement. The Base Price shall not be less than 100% of the Fair Market Value of the Stock covered by the SAR on the Grant Date.

6.3.         Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one (1) share of Stock over (B) the Base Price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

6.4.         Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as provided in the Grant Agreement, or the Administrator may reserve the right in the Grant Agreement to determine the method of payment in its sole discretion at the time of exercise.

6.5.         Transferability. Except as provided in the next sentence, SARs shall not be assignable or transferable and shall be exercisable during the Participant’s lifetime solely by the Participant. To the extent provided in the Grant Agreement, SARs may be transferred without consideration (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations.

6.6          Modifications. No modification (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B)) shall be made with respect to any SAR if the modification would result in the SAR constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(C)) shall be made with respect to any SAR if the extension would result in the SAR having an additional deferral feature from the Grant Date, in each case without the Participant’s consent.

ARTICLE VII

Restricted Stock and Stock Units

7.1.         Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

7.2.         Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the settlement date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.

Innodata Inc. 2013 Stock Plan	8

7.3.         Restricted Stock.

7.3.1.        The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times and/or Performance Goals upon which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Restrictions conditioned on employment and the passage of time shall not fully expire less than three years from the Grant Date of the Restricted Stock Award except that up to fifty-two thousand fifty-four (52,054) shares of Stock may be granted with a restriction of no less than one (1) year. Restrictions conditioned on the achievement of Performance Goals or other performance conditions shall not expire less than one (1) year from the Grant Date. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan, upon the Participant’s retirement, death or Disability or the Participant’s involuntary or constructive termination following or in connection with the occurrence of a Change of Control.

7.3.2.        Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 13.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer. Shares of restricted Stock may also be issued in book entry or uncertificated form with appropriate instructions to the Corporation’s transfer agent.

7.3.3.        Upon the acceptance by a Participant of a Restricted Stock Award, the Participant shall, subject to the restrictions set forth in the Grant Agreement, have all the rights of a shareholder with respect to the shares of Stock, including, but not limited to, the right to vote the shares of Stock and the right to receive all dividends and other distributions paid thereon. Unless otherwise provided in the Grant Agreement with respect to Restricted Stock that vest only based on employment and the passage of time, dividends or other distributions payable to the Participant with respect to his or her Restricted Stock Award (i) in shares of Stock shall be subject to the same restrictions as apply to the underlying Restricted Stock, and (ii) in cash shall automatically be reinvested in additional shares of Restricted Stock (based on the Fair Market Value of the Stock on the date on which the cash dividend is paid), subject to the same restrictions as apply to the underlying Restricted Stock. For avoidance of doubt, any dividends or other distributions credited with respect to Restricted Stock that vest on the basis of the achievement of Performance Goals shall be paid only if and to the extent the Performance Goals are satisfied

7.4.         Stock Units.

7.4.1.        The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units, including, but not limited to, any Performance Goals, if any, that must be satisfied before a Participant earns such Stock Units. Any such grant shall either comply with the requirements of Code Section 409A or the exemptions to Code Section 409A.

7.4.2.        Stock Units shall be settled at such times and upon such conditions as are described in the Grant Agreement. The Grant Agreement for each Award of Stock Units shall specify the applicable vesting conditions with respect to such Stock Units, which may include vesting based on continued employment and the passage of time and/or Performance Goals or other performance measures. Vesting conditions based on employment and the passage of time shall not fully expire less than three (3) years from the Grant Date of the Stock Unit Award except that up to fifty-two thousand fifty-four (52,054) Stock Units may be granted with a vesting period of no less than one (1) year. Vesting conditions based on the achievement of Performance Goals or other performance conditions shall not end less than one (1) year from the Grant Date. Notwithstanding the foregoing, the Administrator may reduce or shorten the vesting period applicable to any Stock Units awarded to any Participant under the Plan upon the Participant’s retirement, death or Disability or the Participant’s involuntary or constructive termination following or in connection with the occurrence of a Change of Control.

Innodata Inc. 2013 Stock Plan	9

7.4.3.        A Participant who receives Stock Units payable in shares of Stock shall have no rights as a shareholder until the Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Administrator may, in its discretion, provide in the Grant Agreement that a Participant shall be entitled to receive dividend equivalents on outstanding Stock Units. Unless otherwise provided in the Grant Agreement with respect to Stock Units that vest only based on employment and the passage of time, dividend equivalents shall be credited to the Participant as additional Stock Units, subject to the same vesting conditions as the underlying Stock Units with respect to which the dividend equivalents have been credited. In the case of a cash dividend, the number of additional Stock Units shall be determined by dividing the amount of the dividend equivalent by the Fair Market Value of a share of Stock on the date the dividend is paid. For avoidance of doubt, any dividend equivalents credited with respect to Stock Units that vest on the basis of the achievement of Performance Goals shall be paid only if and to the extent the Performance Goals are satisfied.

7.5.         Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

7.6.         Code Section 162(m). With respect to any Restricted Stock Awards or Stock Units intended to qualify as “performance-based compensation” under Code Section 162(m), the terms and conditions of such Award shall be designed and implemented by the Administrator in accordance with the provisions of Article VIII.

Article VIII

Performance Grants

8.1.         Grant. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant Performance Grants to eligible Participants. The terms of the Performance Grant may be set forth in a Grant Agreement or an annual or long-term bonus plan or other similar document and shall contain the Performance Goals for the Award, the target and maximum amounts payable and any other terms and conditions as are applicable to the Award. Each Performance Grant shall be granted and administered to comply with the requirements of Code Section 162(m).

8.2.         Performance Goals. The Administrator shall establish the Performance Goals for Performance Grants. The Administrator shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Grants. The Administrator may vary the Performance Criteria, Performance Goals, and weightings from Participant to Participant, Performance Grant to Performance Grant and performance year to performance year. The Administrator may increase, but not decrease, the level of performance needed to achieve any Performance Goal during a performance period.

8.3.         Terms and Conditions. The Administrator shall establish for each Performance Grant the amount of cash or Stock payable at specified levels of performance, based on the Performance Goals for each Performance Criterion. Any Performance Grant shall be made not later than 90 days after the start of the performance period to which such Award relates and shall be made prior to the completion of 25% of the period. All determinations regarding the achievement of any Performance Goals will be made by the Administrator. The Administrator may not increase during an applicable performance period the amount of cash or Stock that would otherwise be payable upon achievement of the Performance Goal or Goals but may reduce or eliminate the payments as provided in the Performance Grant. The Administrator may provide, in its discretion, for a Performance Grant to be payable without regard to the attainment of the Performance Goals established with respect to the Award only in the event of a Participant’s retirement, death or Disability, or the occurrence of a Change of Control.

8.4          Payment. The actual payments to a Participant under a Performance Grant will be calculated by applying the achievement of a Performance Criterion to the Performance Goal as established in the Performance Grant. All calculations of actual payments shall be made by the Administrator and the Administrator shall certify in writing the extent, if any, to which the Performance Goals have been met. Performance Grants will be paid in cash, Stock or both, at the time or times as are provided in the Performance Grant. A Participant who receives a Performance Grant payable in Stock shall have no rights as a shareholder until the Stock is issued pursuant to the terms of the Performance Grant.

Innodata Inc. 2013 Stock Plan	10

8.5          Transferability. A Participant’s interest in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

ARTICLE IX

Tax Withholding

9.1.         General. Subject to subparagraph 9.2., as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.

9.2.         ISO. If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation or respond to an inquiry by the Corporation concerning a disposition.

ARTICLE X

Corporate Transactions

10.1.       Adjustments Due to Special Circumstances.

10.1.1.      In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation’s capital stock, any sale or transfer of all or part of the Corporation’s assets or business, or any similar change affecting the Corporation’s capital structure or business or the capital structure of any business of any subsidiary, as determined by the Administrator, the Administrator shall proportionately adjust the Plan and Awards as it deems necessary or appropriate to prevent enlargement or dilution of rights, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan and any other limits under the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

10.1.2.      To the extent outstanding Awards are not assumed by or substituted for by the surviving entity or its parent in connection with any merger or consolidation of the Corporation, or any sale or transfer of all or part of the Corporation’s assets or business, or any similar event, the Administrator may cancel the outstanding Awards, but not outstanding Stock or Restricted Stock Awards, and/or accelerate the vesting of the outstanding Awards. The Administrator may determine to pay no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are “in-the-money” only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

Innodata Inc. 2013 Stock Plan	11

10.1.3. Any adjustment of ISOs under this Section 10.1 shall be made only to the extent not constituting a “modification” within the meaning of Code Section 424(h)(3). Further, with respect to Awards intended to qualify as “performance-based compensation” under Code Section 162(m), such adjustments shall be made only to the extent that the Administrator determines that such adjustments may be made without causing the Corporation to be denied a tax deduction on account of Code Section 162(m). Any adjustment of NSOs and SARs shall be subject to Sections 5.9 and 6.6 above.

10.2.       Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code Section 424(a) or 409A applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code Section 424(a) or 409A and the rules and regulations thereunder, as they may be amended from time to time.

ARTICLE XI

Amendment and Termination

11.1        Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Corporation from being denied a tax deduction on account of Code Section 162(m)); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Awards without Participant consent pursuant to Article X or as it deems necessary or appropriate to ensure compliance with applicable securities laws and provisions of the Code or to carry out its authority under Article X.

ARTICLE XII

Section 409A Compliance

12.1        Separation from Service. With respect to any Award that provides for a deferral of compensation for purposes of Code Section 409A and that is payable under its terms on a Participant’s termination of employment (including a Participant’s termination of employment on account of retirement, if applicable), (i) any references herein and in the Participant’s Grant Agreement to the Participant’s termination of employment or date of termination of employment shall refer to the Participant’s Separation from Service or date of Separation from Service, as the case may be; and (ii) notwithstanding any provision herein or in the Participant’s Grant Agreement to the contrary, if at the time of payment under such an Award, the Participant is a “specified employee” (as defined below), no such payment shall occur prior to the earlier of (A) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, or (B) the date of the Participant’s death. Upon the expiration of the six (6)-month deferral period referred to in the preceding sentence or the Participant’s death, all amounts that would otherwise have been paid during such period but for this Section 12.1 shall be paid and any amounts that remain to be paid under the Award shall be paid in accordance with the terms hereof and of the Grant Agreement. The term “specified employee” shall have the same meaning as assigned to that term under Code Section 409A(a)(2)(B)(i) and whether a Participant is a specified employee shall be determined in accordance with written guidelines adopted by the Corporation for such purposes (or, in the absence of such guidelines, in accordance with the default provisions of Code Section 409A).

12.2        Qualifying Change of Control. With respect to any Award that provides for a deferral of compensation for purposes of Code Section 409A and that is payable under its terms upon a Change of Control, or under which the time or form of payment of the Award varies depending on whether a Change of Control has occurred, any references herein and in the Participant’s Grant Agreement to a Change of Control or date of the Change of Control shall refer to a Qualifying Change of Control or the date of a Qualifying Change of Control, as the case may be. A “Qualifying Change of Control” for this purpose is an event which meets all the requirements for a Change of Control and which, in addition, constitutes a change in ownership of the Affected Corporation, a change in effective control of the Affected Corporation, or a change in ownership of substantially all of the Affected Corporation’s assets, each as defined in U.S. Treasury Regulations Section 1.409A-3(i)(5).

Innodata Inc. 2013 Stock Plan	12

ARTICLE XIII

Miscellaneous

13.1.       Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

13.2.       Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of any applicable securities exchange or quotation system.

13.3.       No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

13.4.       Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of Delaware, other than its laws respecting choice of law.

13.5.       Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.

13.6        Beneficiary Designations. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. Any payment made to a beneficiary under this Plan in good faith shall fully discharge the Corporation from all further obligations with respect to that payment.

13.7        Effective Date. The Plan was approved by the Board on April 17, 2013, and shall become effective as of the date on which it is approved by the shareholders of the Corporation. Until (i) the Plan has been approved by the Corporation’s shareholders, and (ii) the requirements of any applicable securities laws have been met, no shares of Stock subject to Awards under the Plan shall be issued and no Options or SARs granted under the Plan shall be exercisable that, in either case, are not contingent on the occurrence of both such events.

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0

INNODATA INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of Innodata Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Meeting of Stockholders to be held on June 4, 2013, and hereby appoints Jack S. Abuhoff and Amy R. Agress, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned in the Company at said meeting and at any adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted on the following matters and, in their discretion, upon any other business which may properly come before said meeting.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

INNODATA INC.

June 4, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.innodata.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733330000000000000 3 060413

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the selection of CohnReznick LLP as independent auditors.	☐	☐	☐
3. Advisory approval of executive compensation.	☐	☐	☐
4. Approval of the Company's Rights Agreement.	☐	☐	☐
5. Approval of the Innodata Inc. 2013 Stock Plan.	☐	☐	☐

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE NOMINEES, FOR SELECTION OF COHNREZNICK LLP AS INDEPENDENT AUDITORS, FOR THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, FOR THE APPROVAL OF THE COMPANY'S RIGHTS AGREEMENT, FOR THE APPROVAL OF THE INNODATA INC. 2013 STOCK PLAN AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.